ALTERNATIVES	BLACKROCK SOLUTIONS	EQUITIES	FIXED INCOME	LIQUIDITY	REAL ESTATE

BlackRock Funds

Equity Portfolios

Institutional Shares

Prospectus

January 31, 2006

BlackRock FundsSM is a mutual fund family with 51 investment portfolios, 21 of which are described in this prospectus.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of

How to Find the

Information You Need

About BlackRock Funds

This is the BlackRock Equity Portfolios Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund’s investment adviser is BlackRock Advisors, Inc. (BlackRock).

This Prospectus contains information on 21 of the BlackRock Equity funds. The prospectus is organized so that each fund has its own short section. Simply turn to the section for any particular fund to read about important fund facts. Also included are sections that tell you about buying and selling shares, certain fees and expenses, shareholder features of the funds and your rights as a shareholder. These sections apply to all the funds.

BlackRock

Investment Trust

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is a blend of growth stocks and value stocks, referring to the type of securities the managers will choose for this fund.

Market Capitalization: Refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Value and Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal

The fund’s investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund management team uses the S&P 500® Index as a benchmark. The fund normally invests at least 80% of its net assets in equity securities. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500® Index and about 300 other large and medium capitalization companies. Using a multi-factor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the fund’s return per unit of risk. The fund seeks to maintain the market capitalization, sector allocations and style characteristics of the fund’s portfolio similar to those of the S&P 500® Index.

Seeking to maintain the optimal risk/return trade-off, the fund management team rebalances the portfolio regularly. The team assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts that seek to replicate the price performance and dividend yield of the S&P 500® Index.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to maintain liquidity and commit cash pending investment but they may also be used to attempt to reduce risk to the fund as a whole (hedge). The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won’t decline. In addition, if the multi-factor model used by the management team fails to accurately predict which stocks will perform well, fund performance will suffer.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Institutional Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the S&P 500® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Investment Trust
Return Before Taxes	4.00%	15.06%	-2.40%	6.33%	09/13/93
Return After Taxes on Distributions	3.49%	14.76%	-2.65%	5.00%
Return After Taxes on Distributions and Sale of Shares	3.29%	13.04%	-2.09%	5.04%
S&P 500® (Reflects no deduction for fees, expenses or taxes)	4.91%	14.39%	0.55%	9.08%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Other expenses	.27%
Total annual fund operating expenses	.82%
Fee waivers and expense reimbursements[1]	.01%
Net expenses[1]	.81%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to .81% of average daily net assets until February 1, 2007. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Trust	$83	$261	$454	$1,013

Fund Management

The fund management team is led by Fred Herrmann, CFA, and David Byrket, CFA, both Managing Directors at BlackRock Advisors, Inc. (BlackRock). Mr. Herrmann and Mr. Byrket head a six person investment team at BlackRock focused on quantitative strategies for the equity market. They have been managing the fund since March 2003. Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing Directors at Weiss, Peck and Greer, LLC since 2001. They have been responsible for managing quantitative equity portfolios since 1996.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Investment Trust

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$11.95	$10.32	$8.50	$11.25	$20.77

Income from investment operations
Net investment income	0.14 [2]	0.09 [2]	0.10	0.11	0.06
Net gain (loss) on investments (both realized and unrealized)	1.38	1.67	1.83	(2.86)	(6.46)

Total from investment operations	1.52	1.76	1.93	(2.75)	(6.40)

Less distributions
Distributions from net investment income	(0.10)	(0.13)	(0.11)	– –	(0.05)
Distributions from capital	– –	– –	– –	– –	(0.02)
Distributions from net realized gains	– –	– –	– –	– –	(3.05)

Total distributions	(0.10)	(0.13)	(0.11)	– –	(3.12)

Net asset value at end of period	$13.37	$11.95	$10.32	$8.50	$11.25

Total return	12.72%[3]	17.11%[3]	22.80%	(24.44)%	(35.29)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$523,607	$51,593	$60,886	$134,859	$755,701
Ratios of expenses to average net assets
Net expenses	0.81%	0.81%	0.81%	0.81%	0.81%
Total expenses	1.09%	0.99%	0.96%	0.87%	0.82%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	1.09%	0.81%	0.93%	0.36%	0.38%
Before advisory/administration fee waivers	0.81%	0.63%	0.79%	0.30%	0.37%
Portfolio turnover rate	105%	72%	98%	124%	114%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

BlackRock

Large Cap Value Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is large cap value, referring to the type of securities the manager will choose for this fund.

Large Capitalization Companies: The fund generally defines these companies as those with market capitalizations equal to those within the universe of the Russell 1000® Value Index stocks. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however, their size may also make them less flexible and innovative than smaller companies.

Russell 1000® Value Index: An index composed of those Russell 1000® securities with less-than-average growth orientation, generally having low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Value Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

Investment Goal

The fund seeks long-term capital appreciation—current income is the secondary objective.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. large capitalization value companies. Although a universal definition of large capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations equal to those within the universe of Russell 1000® Value Index stocks (between approximately $563 million and $371.7 billion as of December 31, 2005). In the future, the fund may define large capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team uses quantitative techniques to analyze a universe of approximately 800 value companies. The management team uses a multi-factor model, which identifies the key factors that drive the performance of value stocks. Using this multi-factor model, the management team identifies stocks with low relative valuations and improving earnings expectations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the fund’s return per unit of risk. The fund seeks to maintain the market capitalization, sector allocations and style characteristics of the fund’s portfolio similar to those of the Russell 1000® Value Index.

Seeking to maintain the optimal risk/return trade-off, the fund management team rebalances the portfolio regularly. The team assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts that seek to replicate the price performance and dividend yield of the Russell 1000® Value Index.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or on an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to maintain liquidity and commit cash pending investment but they may also be used to attempt to reduce risk to the fund as a whole (hedge). The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap growth stocks may outperform this fund.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won’t decline. In addition, if the multi-factor model used by the management team fails to accurately predict which stocks will perform well, fund performance will suffer.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Institutional Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell 1000® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Large Cap Value
Return Before Taxes	7.40%	16.36%	1.57%	8.08%	04/20/92
Return After Taxes on Distributions	7.15%	16.09%	1.16%	6.13%
Return After Taxes on Distributions and Sale of Shares	5.14%	14.16%	1.18%	6.06%
Russell 1000® Value (Reflects no deduction for fees, expenses or taxes)	7.05%	17.49%	5.28%	10.94%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Other expenses	.23%
Total annual fund operating expenses	.78%
Fee waivers and expense reimbursements[1]	– –
Net expenses[1]	.78%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to .79% of average daily net assets until February 1, 2007. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$80	$249	$433	$966

Fund Management

The fund management team is led by Fred Herrmann, CFA, and David Byrket, CFA, both Managing Directors at BlackRock Advisors, Inc. (BlackRock). Mr. Herrmann and Mr. Byrket head a six person investment team at BlackRock focused on quantitative strategies for the equity market. They have been managing the fund since March 2003. Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing Directors at Weiss, Peck and Greer, LLC since 2001. They have been responsible for managing quantitative equity portfolios since 1996.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Large Cap Value Equity Portfolio

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$12.70	$10.77	$8.82	$12.60	$15.13

Income from investment operations
Net investment income	0.23 [2]	0.18 [2]	0.16	0.10	0.14
Net gain (loss) on investments (both realized and unrealized)	1.89	1.93	1.94	(3.42)	(1.28)

Total from investment operations	2.12	2.11	2.10	(3.32)	(1.14)

Less distributions
Distributions from net investment income	(0.23)	(0.18)	(0.15)	(0.09)	(0.14)
Distributions from net realized gains	– –	– –	– –	(0.37)	(1.25)

Total distributions	(0.23)	(0.18)	(0.15)	(0.46)	(1.39)

Net asset value at end of period	$14.59	$12.70	$10.77	$8.82	$12.60

Total return	16.79%[3]	19.67%[3]	23.93%	(27.41)%	(8.22)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$128,501	$114,374	$151,602	$369,792	$1,345,903
Ratios of expenses to average net assets
Net expenses	0.79%	0.79%	0.79%	0.79%	0.79%
Total expenses	0.99%	0.91%	0.91%	0.84%	0.80%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	1.66%	1.45%	1.27%	0.72%	1.00%
Before advisory/administration fee waivers	1.46%	1.33%	1.15%	0.68%	0.99%
Portfolio turnover rate	93%	75%	150%	128%	114%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

BlackRock

Large Cap Growth Equity Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is large cap growth, referring to the type of securities the manager will choose for this fund.

Large Capitalization Companies: The fund generally defines these companies as those with market capitalizations equal to those within the universe of the Russell 1000® Growth Index stocks. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however, their size may also make them less flexible and innovative than smaller companies.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. large capitalization growth companies. Although a universal definition of large capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations equal to those within the universe of Russell 1000® Growth Index stocks (between approximately $898 million and $371.7 billion as of December 31, 2005). In the future, the fund may define large capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.

The fund management team uses quantitative techniques to analyze a universe of approximately 700 growth companies. The management team uses a multi-factor model, which identifies the key factors that drive the performance of growth stocks. Using this multi-factor model, the management team identifies stocks with rising earnings expectations that sell at attractive relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the fund’s return per unit of risk. The fund seeks to maintain the market capitalization, sector allocations and style characteristics of the fund’s portfolio similar to those of the Russell 1000® Growth Index.

Seeking to maintain the optimal risk/return trade-off, the fund management team rebalances the portfolio regularly. The team assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts that seek to replicate the price performance and dividend yield of the Russell 1000® Growth Index.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment

IMPORTANT DEFINITIONS

Russell 1000® Growth Index: An index composed of those Russell 1000® securities with greater-than-average growth orientation, generally having higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures or security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to maintain liquidity and commit cash pending investment but they may also be used to attempt to reduce risk to the fund as a whole (hedge). The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding large cap value stocks may outperform this fund.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won’t decline. In addition, if the multi-factor model used by the management team fails to accurately predict which stocks will perform well, fund performance will suffer.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Institutional Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell 1000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Large Cap Growth
Return Before Taxes	5.75%	13.08%	-8.14%	3.82%	11/01/89
Return After Taxes on Distributions	5.61%	13.03%	-8.17%	2.34%
Return After Taxes on Distributions and Sale of Shares	3.93%	11.31%	-6.73%	3.01%
Russell 1000® Growth (Reflects no deduction for fees, expenses or taxes)	5.26%	13.23%	-3.58%	6.73%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Other expenses	.31%
Total annual fund operating expenses	.86%
Fee waivers and expense reimbursements[1]	.04%
Net expenses[1]	.82%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to .82% of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$84	$270	$473	$1,057

Fund Management

The fund management team is led by Fred Herrmann, CFA, and David Byrket, CFA, both Managing Directors at BlackRock Advisors, Inc. (BlackRock). Mr. Herrmann and Mr. Byrket head a six person investment team at BlackRock focused on quantitative strategies for the equity market. They have been managing the fund since March 2003. Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing Directors at Weiss, Peck and Greer, LLC since 2001. They have been responsible for managing quantitative equity portfolios since 1996.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Large Cap Growth Equity Portfolio

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$8.92	$8.18	$6.71	$9.10	$23.72

Income from investment operations
Net investment income (loss)	0.07 [2]	0.02 [2]	0.03	(0.01)	(0.02)
Net gain (loss) on investments (both realized and unrealized)	1.10	0.72	1.44	(2.38)	(11.82)

Total from investment operations	1.17	0.74	1.47	(2.39)	(11.84)

Less distributions
Distributions from net realized gains	– –	– –	– –	– –	(2.78)

Total distributions	– –	– –	– –	– –	(2.78)

Net asset value at end of period	$10.09	$8.92	$8.18	$6.71	$9.10

Total return	13.12%[3]	9.05%[3]	21.91%[3]	(26.26)%	(55.58)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$21,841	$27,725	$36,686	$100,521	$557,928
Ratios of expenses to average net assets
Net expenses	0.82%	0.82%	0.82%	0.82%	0.82%
Total expenses	1.15%	1.01%	0.93%	0.87%	0.83%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	0.77%	0.20%	0.19%	(0.05)%	(0.11)%
Before advisory/administration fee waivers	0.44%	0.01%	0.08%	(0.09)%	(0.12)%
Portfolio turnover rate	63%	70%	90%	130%	164%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

BlackRock

Dividend Achievers™ Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Large Capitalization Companies: Although a universal definition of large capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations equal to those within the universe of the Russell 1000® Value Index stocks (between approximately $563 million and $371.7 billion as of December 31, 2005). In the future, the fund may define large capitalization companies using a different index or classification system. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however, their size may also make them less flexible and innovative than smaller companies.

Russell 1000® Value Index: An index composed of those Russell 1000® securities with less-than-average growth orientation, generally having low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Value Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Investment Goal

The fund seeks to provide total return through a combination of current income and capital appreciation by investing primarily in U.S. large-capitalization common stocks with long-term consistent dividend history.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its assets in common stocks included in the universe of common stocks which Mergent®, a recognized provider of financial information, has identified as Dividend Achievers™. Since 1979, Mergent® has tracked companies that have consistent records of dividend increases. Dividend increases can be on a calendar or fiscal year basis. To qualify for the Dividend Achievers™ universe, an issuer must have raised its annual regular cash dividend on a pre-tax basis for at least each of the last ten consecutive years. These issuers are also subject to additional screening criteria applied by Mergent® such as liquidity.

The fund’s portfolio will be constructed from a broad universe of stocks that the fund management team believes to be value stocks and all stocks in the Dividend Achievers™ universe. The fund management team screens these issuers utilizing BlackRock’s proprietary Quantitative Equity Model, which uses earnings momentum and valuation factors to rank stocks within a sector and industry based upon their expected return, to continuously evaluate fund holdings. The earnings momentum factors attempt to capture the breadth and magnitude of changes to forecasted earnings expectations. The valuation factors attempt to measure each stock’s relative attractiveness to its sector peers based on fundamental measures of valuation.

To achieve the income objective of the fund, the fund management team will consider the relative yield of a stock at the time of purchase. The fund will seek to generate a gross yield in excess of the Russell 1000® Value Index. Achieving this objective will result in a portfolio that is overweight in certain market sectors relative to the Russell 1000® Value Index.

Overall, the portfolio will be constructed with consideration of the characteristics of the Russell 1000® Value Index, such as style, sector, industry, capitalization and volatility. The fund may invest up to 20% of its assets in common stocks of issuers that are not included in the Dividend Achievers™ universe, and in fixed income securities when, in the opinion of the fund management team, it is advantageous for the fund to do so.

While the fund management team evaluates the fund’s investments on a continuous basis, there will be at least two events that may initiate portfolio repositioning. Mergent® annually (typically on or about January 31st) reconstitutes the Dividend Achievers™ universe and may add or delete certain issuers. A constituent will be removed due to a corporate action that involves the sale of a company, merger of a company into another company, or any other similar occurrence. Similarly, Russell annually (typically on or about June 30th) reconstitutes the Russell 1000® Value Index and may add or delete issuers and change the sector weightings. Based upon these adjustments, the fund management team may choose to make changes to the portfolio composition of the fund. However, if the management team determines that it is inefficient or disadvantageous for the fund to sell a stock, for tax or other reasons, the fund will retain the stock subject to the fund’s non-fundamental policy of investing 80% of its assets in stocks included in the Dividend Achievers™ universe.

The fund may invest a substantial portion of its assets in the financial services sector.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to maintain liquidity and commit cash pending investment but they may also be used to attempt to reduce risk to the fund as a whole (hedge). The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. In addition, if the Quantitative Equity Model used by the management team fails to accurately predict which stocks will perform well, fund performance will suffer.

The fund has been granted a revocable license by Mergent® to use the Dividend Achievers™ universe of common stocks. If Mergent® revokes the fund’s license to use the Dividend Achievers™ universe, the Board of Trustees may need to adopt a new investment goal and/or new investment strategies for the fund. There is no assurance that the fund would pursue or achieve its investment goal during the period in which it implements these replacement investment strategies. In addition, the fund is not an index fund, so the performance of the fund will differ from the composite performance of the Dividend Achievers™ universe of stocks as a whole for various reasons, including the fact that: (i) the fund will invest in a limited number of stocks included in the Dividend Achievers™ universe of common stocks; (ii) the weightings of the common stocks in the fund’s portfolio will be different than the weightings of the common stocks in the Dividend Achievers™ universe; (iii) the fund management team may invest up to 20% of the fund’s assets in common stocks that are not included in the Dividend Achievers™ universe; (iv) there may be delays between the time changes to the composition of the Dividend Achievers™ universe are announced by Mergent® and the time the fund is able to make such changes in its portfolio; and (v) unlike the Dividend Achievers™ universe of stocks, the fund has ongoing operating expenses and transaction costs. At times the segment of the equity markets represented by the Dividend Achievers™ universe (i.e., high dividend paying stocks) may be out of favor and underperform other segments (e.g., growth stocks).

Dividends on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. Qualified dividend income received by the fund and distributed to the fund’s shareholders will generally be eligible for the reduced tax rate applicable to such dividends under recently enacted tax legislation. Unless subsequent legislation is enacted, the reduction to tax rates will expire for taxable years beginning on or after January 1, 2009. A portion of the fund’s dividends may be a return of capital, which may, under certain circumstances, have adverse consequences to the fund and its shareholders.

The fund may, from time to time, invest a substantial portion of its assets in the securities of issuers in any single industry or sector of the economy if the companies selected through the application of the fund’s investment strategy result in such a focus. The fund cannot predict the industries or sectors in which its investment strategy may cause it to focus. If the fund invests heavily in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in an industry or sector in which the fund is invested would have a larger impact on the fund than on an investment company that does not focus on such industry or sector. The fund may invest a substantial portion of its assets in the financial services sector. Financial services companies may suffer a setback if regulators change the rules under which they operate. Unstable interest rates can have a disproportionate effect on the financial services sector, and financial services companies whose securities the fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector. Finally, financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

“Mergent®” and “Dividend Achievers™” are trademarks of Mergent® and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Mergent® and Mergent® makes no representation regarding the advisability of investing in the fund.

The fund and its shares are not sponsored, endorsed, sold or promoted by Mergent®. Mergent® makes no representation or warranty, express or implied, to the shareholders of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of any data supplied by Mergent® to track general stock market performance. Mergent’s® only relationship to the fund is the licensing of certain trademarks and trade names of Mergent® and of the data supplied by Mergent® which is determined, composed and calculated by Mergent® without regard to the fund or its shares. Mergent® has no obligation to take the needs of the fund or the shareholders of the fund into consideration in determining, composing or calculating the data supplied by Mergent®. Mergent® is not responsible for and has not participated in the determination of the prices of the shares of the fund or the timing of the issuance or sale of such shares. Mergent® has no obligation or liability in connection with the administration, marketing or trading of the fund or its shares.

Mergent® does not guarantee the accuracy and/or the completeness of any data supplied by it or any data included therein. Mergent® makes no warranty, express or implied, as to results to be obtained by the fund, its shareholders or affiliates, or any other person or entity from the use of the data supplied by Mergent® or any data included therein. Mergent® makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the data supplied by Mergent® or any data included therein. Without limiting any of the foregoing, in no event shall Mergent® have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Institutional Shares. The information shows you how the fund’s performance will vary and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell 1000® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	Since Inception	Inception Date
Dividend Achievers
Return Before Taxes	1.71%	6.98%	09/08/04
Return After Taxes on Distributions	1.41%	6.69%
Return After Taxes on Distributions and Sale of Shares	1.50%	5.94%
Russell 1000® Value (Reflects no deduction for fees, expenses or taxes)	7.05%	13.77%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions Source: BlackRock Advisors, Inc.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Other expenses[1]	.83%
Total annual fund operating expenses	1.38%
Fee waivers and expense reimbursements[2]	.48%
Net expenses[2]	.90%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	“Other expenses” include an annual licensing fee of .10% of daily net assets paid to Mergent® pursuant to a licensing agreement for the use of certain trademarks and for the use of the Dividend AchieversTM universe.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to .90% of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$92	$390	$709	$1,616

Fund Management

The fund management team is led by Fred Herrmann, CFA, and David Byrket, CFA, both Managing Directors at BlackRock Advisors, Inc. (BlackRock). Mr. Herrmann and Mr. Byrket head a six person investment team at BlackRock focused on quantitative strategies for the equity market. They have been managing the fund since its inception. Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing Directors at Weiss, Peck and Greer, LLC since 2001. They have been responsible for managing quantitative equity portfolios since 1996.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout the Period)

Dividend Achievers™ Portfolio

	Year Ended 9/30/05	For the Period 9/08/04[1] through 9/30/04
Net asset value at beginning of period	$9.96	$10.00

Income from investment operations
Net investment income	0.22[2]	0.01 [2]
Net gain (loss) on investments (both realized and unrealized)	0.71	(0.05)

Total from investment operations	0.93	(0.04)

Less distributions
Distributions from net investment income	(0.14)	– –
Distributions from net realized gains	(0.01)	– –

Total distributions	(0.15)	– –

Redemption fees added to paid-in capital	0.01	– –

Net asset value at end of period	$10.75	$9.96

Total return	9.83%[3]	(0.40)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$3,379	$1,992
Ratios of expenses to average net assets
Net expenses	0.90%	0.90%[4]
Total expenses	1.86%	1.68%[4]
Ratios of net investment income to average net assets
After advisory/administration fee waivers	2.03%	1.41%[4]
Before advisory/administration fee waivers	1.07%	0.63%[4]
Portfolio turnover rate	68%	9%

[1]	Commencement of operations of share class.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fee of 2.00% received by the Portfolios is reflected in total returns calculations. The impact to the return, for redemption fees received during the period, is 10 basis points.
[4]	Annualized.

BlackRock

Legacy Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is growth, referring to the type of securities the manager will choose for this fund.

Russell 1000® Growth Index: An index composed of those Russell 1000® securities with greater-than-average growth orientation, generally having higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies.

The fund seeks to invest in fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations. The disciplined investment process uses bottom-up stock selection as the primary driver of returns. The fund emphasizes large companies that exhibit stable growth and accelerated earnings.

While the fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

Although the fund does not expect to do so as a matter of course, it is permitted to invest up to 20% of total assets in other securities (for example, bonds and small-size company stocks).

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s future growth prospects, an inability to sustain earnings momentum, less attractive valuation, a significant price change or more compelling investment opportunities elsewhere.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s investment approach, with its emphasis on keeping portfolio turnover low, means that the fund could continue to hold various stocks through adverse markets rather than selling them. This could cause the fund to have deeper losses during down markets than a fund that has invested in similar stocks but does not seek reduced turnover. To the extent that the fund does sell securities during times of volatility, either for investment management reasons or to meet shareholder redemption requests, portfolio turnover and capital gains distributions are likely to increase as a result. For this reason, shareholders who actively trade or exchange fund shares could adversely affect the management of the fund and are discouraged from investing in it.

While the fund’s buy-and-hold approach is designed to allow it to capture long-term gains, prices of some stocks may not return to previous highs. To the extent that the fund continues to hold these stocks, it may miss opportunities to realize gains and its long-term performance may be reduced.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and reduced ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Legacy Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Institutional Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 1000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Institutional Shares of the fund prior to January 31, 2005 is based on the performance of the S Shares of the SSR Fund.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Legacy
Return Before Taxes	6.74%	14.92%	-1.04%	5.11%	12/31/97
Return After Taxes on Distributions	6.74%	14.92%	-1.04%	5.11%
Return After Taxes on Distributions and Sale of Shares	4.38%	12.93%	-0.88%	4.44%
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	5.26%	13.23%	-3.58%	2.24%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.65%
Other expenses	.25%
Total annual fund operating expenses	.90%
Fee waivers and expense reimbursements[1]	– –
Net expenses[1]	.90%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.10% of average daily net assets until February 1, 2007. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$92	$287	$498	$1,108

Fund Management

The fund management team is led by Jeffrey R. Lindsey, CFA, Managing Director at BlackRock Advisors, Inc. (BlackRock), and Edward P. Dowd, Managing Director at BlackRock. Mr. Lindsey and Mr. Dowd also lead the portfolio management team of the BlackRock Exchange Fund.

Mr. Lindsey and Mr. Dowd joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Lindsey, a co-portfolio manager of the SSR Legacy Fund since 2002, was a Managing

Director and the Chief Investment Officer—Growth beginning in 2003, and was responsible for overseeing all of SSRM’s growth and core products. He was employed by SSRM beginning in 2002. During the past five years, he has also served as a Managing Director, Director of Concentrated Growth Products and Senior Vice President at Putnam Investments.

Prior to joining BlackRock, Mr. Dowd was a Vice President at SSRM. He was employed by SSRM beginning in 2002 and was a co-portfolio manager of the SSR Legacy Fund. During the past five years, he also served as a Vice President and Technology Sector Leader for Independence Investment LLC and as an equity research associate at Donaldson, Lufkin & Jenrette.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through October 31, 2002) and Deloitte & Touche LLP (for periods after October 31, 2002). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Legacy Portfolio

	For the Period 11/01/04 to 9/30/05	Year Ended 10/31/04[1,2]	Year Ended 10/31/03	Year Ended 10/31/02[2,3]	Year Ended 10/31/01[2,3]
Net asset value, beginning of period	$12.78	$12.17	$10.14	$11.74	$16.61

Income from investment operations
Net investment income (loss)	0.05 [2]	(0.04)	(0.02)	– –	(0.01)
Net gain (loss) on investments (both realized and unrealized)	1.36	0.65	2.05	(1.60)	(4.86)

Total from investment operations	1.41	0.61	2.03	(1.60)	(4.87)

Net asset value, at end of period	$14.19	$12.78	$12.17	$10.14	$11.74

Total return	11.03%[4,5]	5.01%	20.02%	(13.63)%	(29.32)%
Ratios/Supplemental data
Net assets at end of year (in thousands)	$52,154	$52,399	$60,878	$41,161	$5,077
Ratios of expenses to average net assets
Net expenses	1.05%[6]	1.14%	1.08%	1.08%	1.03%
Total expenses	1.15%[6]	1.14%	1.08%	1.09%	1.05%
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	0.43%[6]	(0.31)%	(0.19)%	0.03%	(0.09)%
Before advisory/administration and other fee waivers	0.33%[6]	(0.31)%	(0.19)%	0.02%	(0.11)%
Portfolio turnover rate	70%	91%	113%	31%	22%

[1]	During the year ended October 31, 2004, the Distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on net realized and unrealized gain on investments per share.
[2]	Calculated using the average share outstanding method.
[3]	Audited by other auditors.
[4]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[5]	The total return includes an impact of 8 basis points related to the payments made by SSRM prior to January 31, 2005.
[6]	Annualized.

BlackRock

Mid-Cap Value Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is mid-cap value, referring to the type of securities the managers will choose for this fund.

Mid-Capitalization Companies: The fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap Value Index. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell Midcap® Value Index: An index that consists of the bottom 800 securities of the Russell 1000® Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Investment Goal

The fund’s investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization value companies. Although a universal definition of mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Value Index (between approximately $563 million and $18.1 billion as of December 31, 2005). In the future, the fund may define mid-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking mid-capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for “value” stocks from the universe of U.S. mid-capitalization companies. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in the manager’s opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

IMPORTANT DEFINITIONS

Value Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general, and whose growth in revenue is expected to continue for an extended period.

The fund manager may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap growth stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Mid-Cap Value Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Institutional Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell Midcap® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Institutional Shares of the fund prior to January 31, 2005 is based on the performance of the S Shares of the SSR Fund. The actual return of Institutional Shares would have been lower than shown for this period because S Shares of the SSR Fund had lower expenses than Institutional Shares.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Mid-Cap Value
Return Before Taxes	10.32%	22.61%	11.86%	13.81%	08/25/86
Return After Taxes on Distributions	6.27%	20.73%	9.39%	10.93%
Return After Taxes on Distributions and Sale of Shares	8.04%	18.89%	8.90%	10.45%
Russell Midcap® Value (Reflects no deduction for fees, expenses or taxes)	12.65%	24.37%	12.21%	13.65%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.80%
Other expenses	.21%
Total annual fund operating expenses	1.01%
Fee waivers and expense reimbursements[1]	.01%
Net expenses[1]	1.00%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.00% of average daily net assets until February 1, 2007. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$102	$321	$557	$1,235

Fund Management

The fund management team is led by Anthony F. Forcione, CFA, Director at BlackRock Advisors, Inc. (BlackRock), and Wayne J. Archambo, CFA, Managing Director at BlackRock.

Mr. Forcione joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005 and was promoted to Director in January 2006. Prior to joining BlackRock, Mr. Forcione was a Vice President at SSRM. He assisted with the management of the State Street Research Mid-Cap Value Fund since 2000 and was named a co-portfolio manager in 2003. Mr. Forcione joined SSRM in 1992 and became an equity analyst in 1997.

Mr. Archambo heads the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products and has been a portfolio manager for the Fund since January 2005. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.’s small and mid-cap value equity products since the firm’s inception in 1995. Prior to his departure, he was responsible for the development and management of over $1.3 billion of small cap value assets and $1.5 billion of mid-cap value assets for 50 institutional clients.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through June 30, 2002) and Deloitte & Touche LLP (for periods after June 30, 2002). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Mid-Cap Value Equity Portfolio

	For the Period 3/01/05 to 9/30/05	Period 7/1/04 through 2/28/05[1]	Year Ended 6/30/04[1,2],3	Year Ended 6/30/03[1],3	Year Ended 6/30/02[1,3,4]	Year Ended 6/30/01[1,3],4
Net asset value at beginning of period	$12.73	$12.14	$9.07	$10.66	$11.85	$8.74

Income from investment operations
Net investment income	0.04 [5]	0.11	0.08	0.08	0.04	0.10
Net gain (loss) on investments (both realized and unrealized)	0.97	1.44	3.08	(1.21)	0.30	3.59

Total from investment operations	1.01	1.55	3.16	(1.13)	0.34	3.69

Less distributions
Distributions from net investment income	– –	(0.15)	(0.09)	– –	– –	(0.15)
Distribution from net realized gains	– –	(0.81)	– –	(0.46)	(1.53)	(0.43)

Total distributions	– –	(0.96)	(0.09)	(0.46)	(1.53)	(0.58)

Net asset value at end of period	$13.74	$12.73	$12.14	$9.07	$10.66	$11.85

Total Return	7.94%[6]	13.07%	34.83%	(10.21)%	3.20%	43.89%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$53,111	$50,383	$30,181	$26,099	$35,116	$34,577
Ratios of expenses to average net assets
Net expenses	1.00%[7]	0.99%[7]	0.98%	0.99%	0.95%	0.95%
Total expenses	1.30%[7]	1.09%[7]	1.03%	1.18%	1.15%	1.25%
Ratios of net investment income to average net assets
After advisory/administration and other fee waivers	0.49%[7]	1.18%[7]	0.76%	0.93%	0.42%	0.90%
Before advisory/administration and other fee waivers	0.19%[7]	1.08%[7]	0.71%	0.75%	0.23%	0.62%
Portfolio turnover rate	60%	53%	86%	66%	69%	116%

[1]	The performance prior to January 31, 2005, set forth in this table is the financial data of the State Street Research Mid-Cap Value Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Mid-Cap Value Equity Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770 for the Institutional shares.
[2]	During the year ended June 30, 2004, the SSR Fund’s distributor made restitution payments to the fund as part of a settlement with the NASD. These payments had no effect on net realized and unrealized gain per share and increased the total return 0.03%.
[3]	Per-share figures have been calculated using the average shares method.
[4]	Audited by other auditors.
[5]	Calculated using the average shares outstanding method.
[6]	Redemption Fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

BlackRock

Mid-Cap Growth Equity Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is mid-cap growth, referring to the type of securities the managers will choose for this fund.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization growth companies which the fund management team believes have above-average earnings growth potential. Although a universal definition of mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index (between approximately $996 million and $18.4 billion as of December 31, 2005). In the future, the fund may define mid-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The management team focuses on U.S. mid-capitalization emerging growth companies. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom up investment style in managing the fund. This means securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management’s abilities) performed by the management team.

The fund generally will sell a stock when, in the management team’s opinion, there is a deterioration in the company’s fundamentals or the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

IMPORTANT DEFINITIONS

Mid-Capitalization Companies: The fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap® Growth Index. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell Midcap® Growth Index: An index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding mid-cap value stocks may outperform this fund.

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Institutional Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell Midcap® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Mid-Cap Growth
Return Before Taxes	10.65%	19.70%	-3.53%	9.75%	12/27/96
Return After Taxes on Distributions	10.45%	19.62%	-3.56%	6.71%
Return After Taxes on Distributions and Sale of Shares	7.19%	17.15%	-2.96%	6.93%
Russell Midcap® Growth (Reflects no deduction for fees, expenses or taxes)	12.10%	22.70%	1.38%	8.39%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.80%
Other expenses	.24%
Total annual fund operating expenses	1.04%
Fee waivers and expense reimbursements[1]	– –
Net expenses[1]	1.04%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional Class expenses to 1.23% of average daily net assets until February 1, 2007. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$106	$331	$574	$1,271

Fund Management

The fund management team is led by Eileen M. Leary, CFA, Managing Director at BlackRock Advisors, Inc. (BlackRock), Anne Truesdale, CFA, Vice President at BlackRock, and Neil Wagner, Managing Director at BlackRock.

Ms. Leary and Ms. Truesdale joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund’s day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

Prior to joining BlackRock, Ms. Truesdale was a member of the small and mid-cap growth equity team at SSRM. She was employed by SSRM beginning in 1997 and has been an equity analyst focusing on mid-cap growth companies in the technology, media, gaming, financial and services sectors. Prior to that, she was part of the Central Research team covering the telecom, publishing, IT services, business services and financial services sectors.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He has been a manager of the fund since May 2002. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Mid-Cap Growth Equity Portfolio

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$8.76	$7.57	$6.06	$7.49	$26.58

Income from investment operations
Net investment income (loss)	(0.07)[2]	(0.06)[2]	(0.05)	(0.06)[2]	0.01
Net gain (loss) on investments (both realized and unrealized)	1.75	1.25	1.56	(1.37)	(11.62)

Total from investment operations	1.68	1.19	1.51	(1.43)	(11.61)

Less distributions
Distributions from net realized gains	– –	– –	– –	– –	(7.48)

Total distributions	– –	– –	– –	– –	(7.48)

Net asset value at end of period	$10.44	$8.76	$7.57	$6.06	$7.49

Total return	19.18%[3]	15.72%[3]	24.92%[3]	(19.09)%	(56.71)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$75,407	$40,337	$46,970	$77,693	$301,779
Ratios of expenses to average net assets
Net expenses	1.23%	1.23%	1.21%	1.14%	1.13%
Total expenses	1.41%	1.28%	1.23%	1.14%	1.13%
Ratios of net investment income (loss) to average net assets
After advisory/administration fee waivers	(0.72)%	(0.65)%	(0.52)%	(0.76)%	0.06%
Before advisory/administration fee waivers	(0.90)%	(0.69)%	(0.54)%	(0.76)%	0.06%
Portfolio turnover rate	85%	29%	168%	279%	584%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

BlackRock

Aurora Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is small- and mid-cap value, referring to the type of securities the managers will choose for this fund.

Russell 2500™ Value Index: An index composed of the Russell 2500™ companies with lower price-to-book ratios and lower forcasted growth values.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Value Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

Investment Goal

The fund seeks to provide high total return, consisting principally of capital appreciation.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks.

In choosing among small- and mid-capitalization stocks, the fund takes a value approach, searching for those companies that appear to be trading below their true worth. The fund uses research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy. The fund looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Although a universal definition of small- and mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations comparable in size to the companies in the Russell 2500™ Value Index (between approximately $38 million and $10.8 billion as of December 31, 2005) or a similar index. In the future, the fund may define small- or mid-capitalization companies using a different index or classification system. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the fund management team continues to believe that those shares are an attractive investment.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include other types of stocks, such as large-capitalization stocks, growth stocks, and bonds. The fund may invest up to 5% of total assets in bonds that are below Standard & Poor’s BBB or Moody’s Baa rating categories, or their unrated equivalents (junk bonds). Split rated bonds will be considered to have the higher credit rating. From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when the fund management team believes the stock has reached its price target, it is fully valued or when, in their opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or “high yield” securities commonly known to investors as “junk bonds.” Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Aurora Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table on the next page show performance information for the SSR Fund. The chart and table give you a picture of long-term performance for Institutional Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 2500™ Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Institutional Shares of the fund prior to January 31, 2005 is based on the performance of the S Shares of the SSR Fund.

In January 2005 the fund changed its primary investment strategies and, therefore, the fund’s performance prior to that date does not reflect the fund’s current investment style.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Aurora Portfolio
Return Before Taxes	3.21%	21.35%	10.83%	19.73%	02/13/95
Return After Taxes on Distributions	0.54%	19.67%	9.88%	17.80%
Return After Taxes on Distributions and Sale of Shares	5.67%	18.49%	9.37%	16.86%
Russell 2500™ Value (Reflects no deduction for fees, expenses or taxes)	7.74%	23.82%	13.43%	13.89%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.80%
Other expenses	.17%
Total annual fund operating expenses	.97%
Fee waivers and expense reimbursements[1]	– –
Net expenses[1]	.97%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.19% of average daily net assets until February 1, 2007. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$99	$309	$536	$1,190

Fund Management

The fund management team is led by Wayne J. Archambo, CFA, Managing Director at BlackRock Advisors, Inc. (BlackRock) and Kate O’Connor, CFA, Managing Director at BlackRock.

Mr. Archambo heads the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.’s small and mid-cap value equity products since the firm’s inception in 1995. Prior to his departure, he was responsible for the development and management of over $1.3 billion of small cap value assets and $1.5 billion of mid-cap value assets for 50 institutional clients.

Ms. O’Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O’Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods before September 30, 2002) and Deloitte & Touche LLP (for periods after September 30, 2002). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Aurora Portfolio

	Year Ended 9/30/05	Year Ended 9/30/04[1,2]	Year Ended 9/30/03[2]	Year Ended 9/30/02[2,3]	Year Ended 9/30/01[2,3]
Net asset value, beginning of year	$40.71	$23.18	$25.05	$27.06	$29.66

Income from investment operations
Net investment income (loss)	(0.04)[4]	(0.11)	(0.11)	(0.14)	0.13
Net gain (loss) on investments (both realized and unrealized)	6.60	7.66	8.39	(1.87)	(0.39)

Total from investment operations	6.56	7.55	8.28	(2.01)	(0.26)

Distributions from net investment income	– –	– –	– –	– –	(0.03)
Distributions from capital gains	(3.84)	(0.02)	(0.15)	– –	(2.31)

Total distributions	(3.84)	(0.02)	(0.15)	– –	(2.34)

Net asset value at end of period	$43.43	$40.71	$33.18	$25.05	$27.06

Total return	16.62%[5]	22.75%	33.21%	(7.43)%	(0.64)%
Ratios/Supplemental data
Net assets at end of year (in thousands)	$165,837	$197,475	$142,460	$92,789	$76,711
Ratios of expenses to average net assets
Total expenses	1.14%	1.10%	1.25%	1.17%	1.13%
Net expenses	1.14%	1.10%	1.25%	1.18%	1.14%
Ratio of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.09)%	(0.27)%	(0.38)%	(0.43)%	0.36%
Before advisory/administration and other fee waivers	(0.09)%	(0.27)%	(0.38)%	(0.44)%	0.35%
Portfolio turnover rate	73%	33%	48%	42%	26%

[1]	During the year ended September 30, 2004, the distributor made restitution payments to the fund as part of a settlement with NASD. These payments to the fund had no effect on net realized and unrealized gain per share and total return.
[2]	Per-share figures have been calculated using the average shares method.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

BlackRock

Small/Mid-Cap Growth Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is small- and mid-cap growth, referring to the type of securities the managers will choose for this fund.

Russell 2500™ Growth Index: An index composed of the Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values.

Investment Goal

The fund seeks to provide growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies.

The fund views small- and mid-capitalization companies as those that are less mature and appear to have the potential for rapid growth. Although a universal definition of small- and mid-capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations similar to the market capitalizations of companies in the Russell 2500™ Growth Index (between approximately $26 million and $10.8 billion as of December 31, 2005) or a similar index. In the future, the fund may define small- or mid-capitalization companies using a different index or classification system. The fund may continue to hold or buy additional shares of a company that no longer is of comparable size if the fund management team continues to believe that those shares are an attractive investment. The fund’s stock investments may include common and preferred stocks, securities convertible into common and preferred stock and warrants.

The fund uses research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy. The fund looks for companies that have good current or prospective earnings and strong management teams.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include other types of stocks, such as value or dividend stocks. They may also include bonds rated investment-grade at the time of purchase and their unrated equivalents, as well as U.S. government securities. From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Emerging Growth Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Institutional Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Russell 2500™ Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Institutional Shares of the fund prior to January 31, 2005 is based on the performance of the S Shares of the SSR Fund.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Small/Mid Cap Growth
Return Before Taxes	10.62%	20.34%	5.86%	10.56%	10/04/93
Return After Taxes on Distributions	9.76%	20.03%	5.69%	8.77%
Return After Taxes on Distributions and Sale of Shares	7.62%	17.65%	5.02%	8.23%
Russell 2500™ Growth (Reflects no deduction for fees, expenses or taxes)	8.18%	21.95%	2.77%	7.37%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.75%
Other expenses	.21%
Total annual fund operating expenses	.96%
Fee waivers and expense reimbursements[1]	– –
Net expenses[1]	.96%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.10% of average daily net assets until February 1, 2007. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$98	$306	$531	$1,178

Fund Management

The fund management team is led by Neil Wagner, Managing Director at BlackRock Advisors, Inc. (BlackRock), Andrew F. Thut, Director at BlackRock, and Eileen Leary, CFA, Managing Director at BlackRock.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

Mr. Thut is a member of the small and mid-cap growth equity team and is also responsible for the coverage of the business services and retail sectors. Prior to joining BlackRock in April 2002, Mr. Thut had been an equity analyst on the small and mid-cap growth team at MFS since 1998. Prior to joining MFS, Mr. Thut had worked in the Technology Investment Banking Group at BT Alex Brown since 1995.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund’s day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through September 30, 2002) and Deloitte & Touche LLP (for periods after September 30, 2002). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Small/Mid-Cap Growth Portfolio

	Year Ended 9/30/05	Year Ended 9/30/04[1,2]	Year Ended 9/30/03[2]	Year Ended 9/30/02[2,3]	Year Ended 9/30/01[2,3]
Net asset value, beginning of year	$12.49	$12.11	$9.06	$9.62	$16.48

Income from investment operations
Net investment loss	(0.17)[4]	(0.10)	(0.08)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	2.84	0.48	3.13	(0.50)	(4.54)

Total from investment operations	2.67	0.38	3.05	(0.56)	(4.58)

Less distributions
Distributions from capital gains	– –	– –	– –	– –	(2.28)

Total distributions	– –	– –	– –	– –	(2.28)

Net asset value, end of year	$15.16	$12.49	$12.11	$9.06	$9.62

Total return	21.38%[4]	3.14%	33.66%	(5.82)%	29.73%
Ratios/Supplemental data
Net assets at end of year (in thousands)	$20,133	$87,520	$7,809	$6,054	$5,810
Ratios of expenses to average net assets
Net expenses	1.10%	1.09%	1.10%	1.10%	1.10%
Total expenses	1.28%	1.28%	1.55%	1.69%	1.77%
Ratio of net investment loss to average net assets
After advisory/administration and other fee waivers	(0.72)%	(0.80)%	(0.78)%	(0.60)%	(0.39)%
Before advisory/administration and other fee waivers	(0.90)%	(0.99)%	(1.23)%	(1.19)%	(1.06)%
Portfolio turnover rate	122%	208%	167%	168%	282%
[1]	During the year ended June 30, 2004, the distributor made restitution payments to the fund as part of a settlement with NASD. These payments increased net realized and unrealized gain on investments per share by $0.01, and increased total return by 0.09%.
[2]	Per-share figures have been calculated using the average shares method.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

BlackRock

Small Cap Value Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is small cap value, referring to the type of securities the managers will choose for this fund.

Small Capitalization Companies: The fund defines these companies as those with market capitalizations under $2 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Russell 2000® Value Index: An index that contains those securities with less-than-average growth orientations, generally having lower price-to-book and price-to-earnings ratios.

Value Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager is seeking small capitalization stocks which he believes are worth more than is indicated by current market price. The manager initially screens for “value” stocks from the universe of companies with market capitalizations under $2 billion. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund generally will sell a stock when it reaches a target price which is when the manager believes it is fully valued or when, in the manager’s opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The fund manager may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The fund manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap growth stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks he believes to be undervalued, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (for more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Institutional Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell 2000® Value Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Small Cap Value
Return Before Taxes	6.01%	23.52%	10.71%	11.26%	04/13/92
Return After Taxes on Distributions	0.60%	18.35%	6.46%	7.87%
Return After Taxes on Distributions and Sale of Shares	5.64%	18.09%	7.23%	8.11%
Russell 2000® Value (Reflects no deduction for fees, expenses or taxes)	4.71%	23.18%	13.55%	13.08%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Other expenses	.25%
Total annual fund operating expenses	.80%
Fee waivers and expense reimbursements[1]	– –
Net expenses[1]	.80%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to .97% of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$82	$255	$444	$990

Fund Management

The fund management team is led by Wayne J. Archambo, CFA, Managing Director at BlackRock Advisors, Inc. (BlackRock) and Kate O’Connor, CFA, Managing Director at BlackRock.

Mr. Archambo heads the small and mid-cap value equity team. He has primary responsibility for managing client portfolios within this strategy and client investment guidelines, and he makes purchase and sale decisions for these products. He is a member of the Global Equity Operating Committee and the Equity Investment Strategy Group. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and Manager of Boston Partners Asset Management, L.P.’s small and mid-cap value equity products since the firm’s inception in 1995. Prior to his departure, he was responsible for the development and management of over $1.3 billion of small cap value assets and $1.5 billion of mid-cap value assets for 50 institutional clients.

Ms. O’Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O’Connor was an equity analyst of mid and small cap growth and value products at

Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Small Cap Value Equity Portfolio

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$15.22	$14.17	$12.81	$16.18	$17.12

Income from investment operations
Net investment income (loss)	0.04 [2]	(0.02)[2]	0.01	– –	0.16
Net gain (loss) on investments (both realized and unrealized)	2.90	2.86	3.31	(1.02)	(0.11)

Total from investment operations	2.94	2.84	3.32	(1.02)	0.05

Less distributions
Distributions from net investment income	– –	– –	– –	(0.02)	(0.15)
Distributions from net realized gains	(2.99)	(1.79)	(1.96)	(2.33)	(0.84)

Total distributions	(2.99)	(1.79)	(1.96)	(2.35)	(0.99)

Net asset value at end of period	$15.17	$15.22	$14.17	$12.81	$16.18

Total return	20.77%[3]	20.87%[3]	29.96%[3]	(8.25)%	0.47%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$68,880	$66,083	$69,641	$122,732	$367,167
Ratios of expenses to average net assets
Net expenses	0.97%	0.95%	0.91%	0.88%	0.87%
Total expenses	1.00%	0.98%	0.94%	0.89%	0.87%
Ratios of net investment income (loss) to average net assets
After advisory/administration fee waivers	0.26%	(0.15)%	0.09%	– –	0.87%
Before advisory/administration fee waivers	0.23%	(0.18)%	0.06%	(0.01)%	0.87%
Portfolio turnover rate	133%	154%	240%	260%	184%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

BlackRock

Small Cap Core Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is small cap, referring to the type of securities the manager will choose for this fund.

Russell 2000® Index: An index that measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Small Capitalization Companies: The fund defines these companies as those with market capitalizations under $2 billion. Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion). The fund uses the Russell 2000® Index as a benchmark. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund manager seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The manager initially screens for stocks from a market universe of companies with market capitalizations under $2 billion. The fund will invest in stocks that the manager believes offer attractive returns through capital appreciation. The manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

The fund will generally sell a stock when it reaches a target price, which is when the manager believes it is fully valued or when, in her opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to its growth potential.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The manager may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The manager also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding larger capitalization company stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable

IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the fund manager chooses stocks she believes have above-average earnings growth potential or are undervalued, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Institutional Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell 2000® Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	Since Inception	Inception Date[2]
Small Cap Core Equity
Return Before Taxes	7.15%	26.97%	16.20%	01/02/02
Return After Taxes on Distributions	6.69%	26.62%	15.96%
Return After Taxes on Distributions and Sale of Shares	4.83%	23.48%	14.08%
Russell 2000® (Reflects deduction for fees, expenses or taxes)	4.55%	22.13%	9.77%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Performance of the fund for the 2002 calendar year reflects the cumulative performance from the inception date (January 2, 2002) until December 31, 2002.
[2]	Inception date of the fund’s oldest class(es).

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	1.00%
Other expenses	.80%
Total annual fund operating expenses	1.80%
Fee waivers and expense reimbursements[1]	.50%
Net expenses[1]	1.30%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.30% of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$132	$518	$928	$2,075

Fund Management

The fund management team is led by Kate O’Connor, CFA, Managing Director at BlackRock Advisors, Inc. (BlackRock), and Neil Wagner, Managing Director at BlackRock.

Ms. O’Connor is a member of the small and mid-cap value equity team and is also responsible for coverage of the health care sector. Prior to joining BlackRock in 2001, Ms. O’Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management, L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998. He has been a portfolio manager of the fund since May 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other periods shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Small Cap Core Equity Portfolio

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	For the Period 1/02/02[1,2] through 9/30/02
Net asset value at beginning of period	$14.77	$11.99	$8.35	$10.00

Income from investment operations
Net investment loss	(0.10)[3]	(0.13)[3]	(0.06)	(0.04)
Net loss on investments (both realized and unrealized)	3.06	3.01	3.70	(1.61)

Total from investment operations	2.96	2.88	3.64	(1.65)

Less distributions
Distributions from net realized gains	(0.11)	(0.15)	– –	– –

Total distributions	(0.11)	(0.15)	– –	– –

Redemption fees added to paid-in capital	– –	0.05	– –	– –

Net asset value at the end of the period	$17.62	$14.77	$11.99	$8.35

Total return	20.10%[4]	24.51%[5]	43.59%	(16.50)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$12,641	$1,802	$1,238	$835
Ratios of expense to average net assets:
Net expenses	1.30%	1.30%	1.30%	1.30%[6]
Total expenses	1.81%	2.37%	2.96%	2.53%[6]
Ratios of net investment loss to average net assets
After advisory/administration fee waivers	(0.59)%	(0.89)%	(0.62)%	(0.60)%[6]
Before advisory/administration fee waivers	(1.10)%	(1.96)%	(2.28)%	(1.83)%[6]
Portfolio turnover rate	118%	78%	218%	233%

[1]	Audited by other auditors.
[2]	Commencement of operations of share class.
[3]	Calculated using the average shares outstanding method.
[4]	Redemption fee of 2.00% received by the Portfolios is reflected in total returns calculations. There was no impact to the return.
[5]	Redemption fee of 2.00% received by the Portfolios is reflected in total returns calculations. The impact to the return, for redemption fees received during the period, is 42 basis points.
[6]	Annualized.

BlackRock

Small Cap Growth Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholder, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamental Analysis: A method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Growth Companies: All stocks are generally divided into the categories of “growth” or “value,” although there are times when a growth fund and value fund may own the same stock. Growth stocks are companies whose earnings growth potential appears to the manager to be greater than the market in general and whose revenue growth is expected to continue for an extended period. These stocks typically pay relatively low dividends and sell at relatively high valuations. Value stocks are companies that appear to the manager to be undervalued by the market as measured by certain financial formulas.

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is small cap growth, referring to the type of securities the managers will choose for this fund.

Russell 2000® Growth Index: An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies which the fund management team believes offer superior prospects for growth. Although a universal definition of small-capitalization companies does not exist, the fund generally defines these companies as those whose market capitalizations, at the time of the fund’s investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period. For the 365 days ended December 31, 2005, the range of market capitalizations of companies in the Russell 2000® Growth Index was approximately $13 million to $6.6 billion. In the future, the fund may define small-capitalization companies using a different index or classification system. The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The management team focuses on small cap emerging growth companies. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom up investment style in managing the fund. This means securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management’s abilities) performed by the management team.

The fund generally will sell a stock when, in the management team’s opinion, there is a deterioration in the company’s fundamentals or the company fails to meet performance expectations.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions

IMPORTANT DEFINITIONS

Small Capitalization Companies: The fund generally defines these companies as those whose market capitalizations, at the time of the fund’s investment, are within the range of market capitalizations of companies in the Russell 2000® Growth Index during the most recent 365-day period.

improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding small cap value stocks may outperform this fund.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks it believes to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Institutional Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Russell 2000® Growth Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Small Cap Growth
Return Before Taxes	6.44%	22.19%	-2.75%	7.21%	09/14/93
Return After Taxes on Distributions	6.44%	22.19%	-2.75%	5.47%
Return After Taxes on Distributions and Sale of Shares	4.18%	19.36%	-2.32%	5.54%
Russell 2000® Growth (Reflects no deduction for fees, expenses or taxes)	4.15%	20.93%	2.28%	4.69%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Other expenses	.28%
Total annual fund operating expenses	.83%
Fee waivers and expense reimbursements[1]	– –
Net expenses[1]	.83%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to .99% of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$85	$265	$460	$1,025

Fund Management

The fund management team is led by Neil Wagner, Managing Director at BlackRock Advisors, Inc. (BlackRock), Andrew F. Thut, Director at BlackRock, and Eileen Leary, CFA, Managing Director at BlackRock.

Mr. Wagner heads an investment team at BlackRock focused on small and mid-cap growth equities and has been a manager of the fund since May 2002. He became a Managing Director at BlackRock in January 2004. Prior to joining BlackRock in April 2002, Mr. Wagner worked at Massachusetts Financial Services (MFS), focusing on small and mid-cap equities. Mr. Wagner joined MFS as a research analyst in 1998 and became a portfolio manager there in 2000. Prior to that, he was a senior equity research analyst at DFS Advisors LLC from 1997 to 1998.

Mr. Thut is a member of the small and mid-cap growth equity team and is also responsible for the coverage of the business services and retail sectors. He has been an analyst of the fund since May 2002 and manager of the fund since March 2004. Prior to joining BlackRock in April 2002, Mr. Thut had been an equity analyst on the small and mid-cap growth team at MFS since 1998. Prior to joining MFS, Mr. Thut had worked in the Technology Investment Banking Group at BT Alex Brown since 1995.

Ms. Leary joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Ms. Leary was responsible for the State Street Research Mid-Cap Growth Fund’s day-to-day portfolio management beginning in October 2002, when she became a Portfolio Manager at SSRM. Previously, she had been an Equity Research Associate and an Analyst.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Small Cap Growth Equity Portfolio

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$14.52	$12.26	$9.00	$11.74	$35.76

Income from investment operations
Net investment income (loss)	(0.06)[2]	(0.11)[2]	(0.09)	(0.17)	0.09
Net gain (loss) on investments (both realized and unrealized)	2.82	2.37	3.35	(2.57)	(15.38)

Total from investment operations	2.76	2.26	3.26	(2.74)	(15.29)

Less distributions
Distributions from net investment income	– –	– –	– –	– –	(0.12)
Distributions from capital	– –	– –	– –	– –	(0.10)
Distributions from net realized gains	– –	– –	– –	– –	(8.51)

Total distributions	– –	– –	– –	– –	(8.73)

Redemption fees added to paid-in capital	0.01	– –	– –	– –	– –

Net asset value at end of period	$17.29	$14.52	$12.26	$9.00	$11.74

Total return	19.08%[3]	18.43%[4]	36.22%[4]	(23.34)%	(53.73)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$357,857	$272,324	$164,856	$176,858	$843,359
Ratios of expenses to average net assets
Net expenses	0.94%	0.92%	0.89%	0.85%	0.82%
Total expenses	0.95%	0.93%	0.92%	0.87%	0.82%
Ratios of net investment income (loss) to average net assets
After advisory/administration fee waivers	(0.40)%	(0.73)%	(0.75)%	(0.67)%	0.52%
Before advisory/administration fee waivers	(0.41)%	(0.74)%	(0.78)%	(0.69)%	0.52%
Portfolio turnover rate	91%	81%	167%	238%	363%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 7 basis points.
[4]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.

BlackRock

Asset Allocation Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Collateralized Mortgage Obligations (CMO): Bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

High Yield Bonds: Sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Goal

The Fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management.

Primary Investment Strategies

The fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. Drawing on its analysis of financial trends and market conditions, the fund management team monitors and adjusts those allocations from time to time. The fund has wide flexibility in the relative weightings given to each category; however, it intends to remain diversified across categories. The fund measures its performance against a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Lehman Brothers U.S. Aggregate Index (40%).

The assets allocated to the stock and bond categories undergo a further allocation process. The fund management team uses a combination of quantitative and fundamental analysis to evaluate the relative attractiveness of various segments in the equity universe, defined by style, capitalization range and geographic location. The fund management team regularly reviews and allocates varying percentages of the fund to equity investment management team members responsible for security selection within these distinctive disciplines, including stocks of large, middle and small capitalization companies, companies that appear to be trading below their true worth, companies with significant growth opportunities, firms in specialized sectors and international companies. Within each discipline, investment decisions are primarily the result of bottom-up security selection that, in turn, drives sector and industry weightings as well as average market capitalization. With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. Within each distinct discipline, the equity investment management teams assess each stock’s changing characteristics relative to its contribution to portfolio risk within that discipline. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

Members of the fixed income investment management team are responsible for managing the fixed income allocation of the fund. The fixed income investment management team evaluates sectors

IMPORTANT DEFINITIONS

Investment Grade: Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style: Refers to the guiding principle of a mutual fund’s investment choices. The investment style of this fund is balanced, meaning that the managers will choose both equity and fixed income securities for this fund.

Lehman Brothers U.S. Aggregate Index: An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds. All securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market, with 80% coverage of U.S. equities.

Sector: All stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Total Return: A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

of the bond market and individual securities within these sectors. The fixed income investment management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. Securities are purchased for the fund when the fixed income management team believes that they have the potential for above-average total return. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its fixed income allocation in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the fixed income investment management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. A security will be sold if, in the opinion of the fixed income investment management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund also may invest in these securities in order to achieve its investment goal.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The main risk of any investment in stocks is that values fluctuate in price.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Because market conditions can vary, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively equity or fixed income securities may outperform this fund.

While the management team chooses stocks it believes to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won’t decline.

Two of the main risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund may invest in non-dollar denominated bonds of issuers located outside of the United States. Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk/Return Information

On January 31, 2005, the fund reorganized with the State Street Research Asset Allocation Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Institutional Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of a customized weighted index comprised of the returns of the S&P 500® Index (60%) and the Lehman Brothers U.S. Aggregate Index (40%), recognized unmanaged indices of stock and bond market performance, respectively. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Institutional Shares of the fund prior to January 31, 2005 is based on the performance of the S Shares of the SSR Fund. The actual return of Institutional Shares would have been lower than shown for this period because S Shares of the SSR Fund had lower expenses than Institutional Shares.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Asset Allocation
Return Before Taxes	6.46%	14.29%	5.68%	9.48%	12/29/88
Return After Taxes on Distributions	4.92%	13.04%	4.30%	7.03%
Return After Taxes on Distributions and Sale of Shares	5.68%	11.88%	4.21%	6.92%
60% S&P 500®/ 40% Leh. Agg. (Reflects no deduction for fees, expenses or taxes)	4.00%	10.10%	2.99%	8.25%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the SSR Fund’s oldest class(es).

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Interest Expense: The cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.55%
Other expenses	.25%
Total annual fund operating expenses	.80%
Fee waivers and expense reimbursements[1]	– –
Net expenses[1]	.80%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to .86% of average daily net assets until February 1, 2007. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$82	$255	$444	$990

Fund Management

The fund management team is led by R. Andrew Damm, Managing Director of BlackRock Advisors, Inc. (BlackRock), and Linda Zhang, PhD, Vice President at BlackRock.

Mr. Damm is primarily responsible for the oversight of the risk management of domestic and international equity portfolios and has managed the fund since 2005. He heads a team that utilizes quantitative techniques to model all of BlackRock’s equity portfolios to ensure that they are managed consistently with their mandates. He works with BlackRock’s portfolio managers to communicate portfolio risk forecasts and to analyze historical performance. He is also a member of the Portfolio Risk Management Group, the Asset Allocation Committee and the Equity Investment Strategy Group.

Prior to taking on his current responsibilities, Mr. Damm was the equity product strategist and the lead portfolio manager for BlackRock’s large cap growth and core equity portfolios where he led a team of analysts and portfolio managers that managed institutional and mutual fund portfolios. He joined the PNC Asset Management Group in 1995 as a senior investment strategist, and was previously a portfolio manager within PNC’s Investment Management and Trust Division.

Ms. Zhang joined BlackRock following the merger with SSRM in 2005. She is a member of the Asset Allocation Committee and the Equity Investment Strategy Group. Prior to joining BlackRock, she was a Vice President, a portfolio manager and a member of the portfolio management team for the State Street Research Asset Allocation Fund. She was also the head of the Quantitative Strategy Group. From 1997 to 2003, Ms. Zhang was a Senior Quantitative Analyst, Vice President and Associate Portfolio Manager at Baring Asset Management.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through March 31, 2003) and Deloitte & Touche LLP (for periods after March 31, 2003). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Asset Allocation Portfolio

	For the Period 3/01/05 to 9/30/05	For the Period 4/1/04 through 2/28/05[1]	Year Ended 3/31/04[1]	Year Ended 3/31/03[1,2],[3]	Year Ended 3/31/02[1,2,3],4	Year Ended 3/31/01[1,2,3]
Net asset value at beginning of period	$14.99	$14.91	$11.38	$14.17	$14.05	$16.26

Income from investment operations
Net investment income	0.17 [5]	0.20	0.24	0.28	0.32	0.42
Net gain (loss) on investments (both realized and unrealized)	0.52	0.82	3.54	(2.68)	0.83	(0.41)

Total from investment operations	0.69	1.02	3.78	(2.40)	1.15	0.01

Less distributions
Distributions from net investment income	(0.17)	(0.40)	(0.25)	(0.33)	(0.35)	(0.33)
Distribution from net realized gains	– –	(0.54)	– –	(0.06)	(0.68)	(1.89)

Total distributions	(0.17)	(0.94)	(0.25)	(0.39)	(1.03)	(2.22)

Net asset value at end of period	$15.51	$14.99	$14.91	$11.38	$14.17	$14.05

Total Return	4.66%[6]	7.17%	33.46%	(17.12)%	8.47%	0.56%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$29,752	$31,328	$21,989	$17,992	$26,821	$26,917
Ratios of expenses to average net assets
Net expenses	0.86%[7]	1.03%[7]	1.15%	1.12%	1.10%	1.17%
Total expenses	1.11%[7]	1.05%[7]	1.15%	1.13%	1.11%	1.19%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	1.90%[7]	1.71%[7]	1.74%	2.21%	2.27%	2.85%
Before advisory/administration fee waivers	1.65%[7]	1.70%[7]	1.74%	2.21%	2.27%	2.85%
Portfolio turnover rate	90%	101%	216%	181%	186%	181%
[1]	The performance prior to January 31, 2005, set forth in this table is the financial data of the State Street Research Asset Allocation Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research Asset Allocation Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71889936 for the Institutional shares.
[2]	Per-share figures have been calculated using the average shares method.
[3]	Audited by other auditors.
[4]	Effective April 1, 2001, the fund has adopted the provisions on the AICPA Audit and Accounting Guide, Audit of Investment Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01, and decrease the ratio of net investment income in average and assets by 0.13%. The statement of changes and financial highlights for the period prior to April 1, 2001, have not been restated for this change in policy.
[5]	Calculated using the average shares outstanding method.
[6]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[7]	Annualized.

BlackRock

Health Sciences Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is health sciences, referring to the type of securities the managers will choose for this fund.

Lipper Health/Biotechnology Fund Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of total assets in securities of companies in health sciences and related industries. The Health Sciences sector can include companies in Health Care Equipment & Supplies, Health Care Providers & Services, Biotechnology, and Pharmaceuticals. The sector can include, but is not limited to, businesses involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that may design, manufacture or distribute medical, dental and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in health sciences or related industries, and may invest in companies located in non-U.S. countries.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average growth over the long term. The fund expects to invest in health sciences companies comparable in size to those in the health sector of the Russell 3000® Index or in similar companies, including non-U.S. companies. The fund does not limit its investments to companies of any particular size. The fund’s investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depository receipts.

The fund reserves the right to invest up to 20% of total assets in other securities. These may include stocks of companies not associated with health sciences. They may also include debt securities and smaller capitalization companies.

From time to time the fund may invest without limit in shares of companies through initial public offerings (IPOs).

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s strategy of concentrating in health sciences and related companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Health Sciences Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Institutional Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Lipper Health/Biotechnology

Funds Index and the S&P 500® Index, recognized unmanaged indices of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Institutional Shares of the fund prior to January 31, 2005 is based on the performance of the S Shares of the SSR Fund. The performance for the period before S Shares of the SSR Fund were launched on October 10, 2000 is based upon performance for A Shares of the SSR Fund.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Health Sciences Portfolio
Return Before Taxes	17.14%	31.01%	12.54%	19.77%	12/21/99
Return After Taxes on Distributions	16.45%	29.85%	11.90%	18.63%
Return After Taxes on Distributions and Sale of Shares	11.47%	26.68%	10.67%	16.95%
Lipper Health/Biotechnology (Reflects no deduction for fees, expenses or taxes)	11.48%	17.59%	1.44%	8.59%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	4.91%	14.39%	0.55%	-0.72%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.75%
Other expenses	.40%
Total annual fund operating expenses	1.15%
Fee waivers and expense reimbursements[1]	– –
Net expenses[1]	1.15%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.25% of average daily net assets until February 1, 2007. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$117	$365	$633	$1,398

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, Inc. (BlackRock), and Erin Xie, PhD, a Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is the manager and strategist for all of the team’s portfolios. He has been a manager of the fund since 2005. He is a member of the BlackRock Equity Operating Committee and Equity Investment Strategy Group. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Xie joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, she was a Senior Vice President and a member of the portfolio management team of the State Street Research Health Sciences Fund since 2001 and became a portfolio manager in 2003. Ms. Xie was employed by SSRM beginning in 2001 as an equity analyst covering the healthcare sector. Prior to SSRM, she also served as an associate in pharmaceutical equity research at Sanford Bernstein & Company.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through February 28, 2003) and Deloitte & Touche LLP (for periods after February 28, 2003). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Health Sciences Portfolio

	For the Period 3/01/05 to 9/30/05	Year Ended 2/28/05	Year Ended 2/29/04	Year Ended 2/28/03[1,2]	Year Ended 2/28/02[1,2]	For the Period 10/16/00 to 2/28/01[1,2,3]
Net asset value at beginning of period	$20.50	$21.15	$11.64	$14.48	$14.14	$15.50

Income from investment operations
Net investment income (loss)	(0.06)[4]	(0.15)	(0.06)	(0.09)	(0.08)	0.01
Net gain (loss) on investments (both realized and unrealized)	4.02	0.57	10.21	(2.71)	0.47	(0.68)

Total from investment operations	3.96	0.42	10.15	(2.80)	0.39	(0.67)

Less distributions
Distributions from capital	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)	(0.69)

Total distributions	(0.01)	(1.07)	(0.64)	(0.04)	(0.05)	(0.69)

Net asset value at end of period	$24.45	$20.50	$21.15	$11.64	$14.48	$14.14

Total Return	19.32%[5]	1.84%[5]	87.73%	(19.42)%	2.76%	(4.48)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$31,229	$4,262	$5,067	$988	$1,109	$946
Ratios of expenses to average net assets
Net expenses	1.25%[6]	1.25%	1.25%	1.25%	1.25%	1.25%
Total expenses	1.37%[6]	1.37%	1.84%	2.75%	3.25%	6.86%
Ratios of net investment income (loss) to average net assets
After advisory/administration and other fee waivers	(0.47)%[6]	(0.59)%	(0.38)%	(0.69)%	(0.56)%	0.18%
Before advisory/administration and other fee waivers	(0.59)%[6]	(0.71)%	(0.97)%	(2.18)%	(2.53)%	(5.40)%
Portfolio turnover rate	77%	173%	106%	157%	75%	139%

[1]	Per-share figures have been calculated using the average shares method.
[2]	Audited by other auditors.
[3]	Commencement of operations of share class.
[4]	Calculated using the average shares outstanding method.
[5]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.

BlackRock

Global Science & Technology Opportunities Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is global science and technology, referring to the type of securities the managers will choose for this fund.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Pacific Stock Exchange Technology Index: A price-weighted index comprised of not more than 100 individual stocks listed on the NYSE, AMEX or NASDAQ. The index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within technology fields.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund will invest primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries.

The fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock. The fund may also invest in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The management team, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the fund’s portfolio holdings include:

■	Application Software
■	IT Consulting & Services
■	Internet Software and Services
■	Networking Equipment
■	Telecom Equipment
■	Computer Hardware
■	Computer Storage & Peripherals
■	Electronic Equipment and Instruments
■	Semiconductor Equipment
■	Semiconductors

■	Aerospace & Defense
■	Electrical Components & Equipment
■	Biotechnology
■	Pharmaceuticals
■	Healthcare Equipment & Supplies
■	Healthcare Distribution & Services
■	Healthcare Facilities
■	Industrial Gases
■	Specialty Chemicals
■	Advanced Materials
■	Integrated Telecom Services
■	Alternative Carriers
■	Wireless Telecommunication Services

The fund generally will sell a stock when, in the management team’s opinion, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the fund’s performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund’s investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. These investments would make the fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Institutional Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the Pacific Stock Exchange Technology Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
Global Science & Technology Opportunities
Return Before Taxes	11.56%	22.08%	-6.04%	-6.26%	05/15/00
Return After Taxes on Distributions	11.56%	22.08%	-6.04%	-6.26%
Return After Taxes on Distributions and Sale of Shares	7.51%	19.27%	-5.03%	-5.19%
Pacific Stock Exchange Technology Index**	7.80%	22.63%	0.84%	-3.21%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions.
**	Inception date for benchmark performance is April 30, 2000.
Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer, agency, custody, professional fees and registration fees.

the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.90%
Other expenses	.91%
Total annual fund operating expenses	1.81%
Fee waivers and expense reimbursements[1]	.46%
Net expenses[1]	1.35%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.35% of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$137	$525	$937	$2,089

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, Inc. (BlackRock), Erin Xie, PhD, a Managing Director at BlackRock, and Jean M. Rosenbaum, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is the manager and strategist for all of the team’s portfolios. He has been a manager of the fund since its inception. He is a member of the BlackRock

Equity Operating Committee and Equity Investment Strategy Group. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Xie joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, she was a Senior Vice President and member of the portfolio management team of the State Street Research Health Sciences Fund since 2001 and became a portfolio manager in 2003. Ms. Xie was employed by SSRM beginning in 2001 as an equity analyst covering the healthcare sector. Prior to SSRM, she also served as an associate in pharmaceutical equity research at Sanford Bernstein & Company.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with the PNC Asset Management Group.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Global Science & Technology Opportunities Portfolio

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$5.42	$5.46	$3.59	$4.41	$12.49

Income from investment operations
Net investment income (loss)	(0.04)[2]	(0.07)[2]	(0.05)	(0.06)[2]	0.01
Net gain (loss) on investments (both realized and unrealized)	1.23	0.03	1.92	(0.76)	(8.09)

Total from investment operations	1.19	(0.04)	1.87	(0.82)	(8.08)

Net asset value at end of period	$6.61	$5.42	$5.46	$3.59	$4.41

Total return	21.96%[3]	(0.73)%[3]	52.09%	(18.59)%	(64.69)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$847	$1,592	$2,821	$2,385	$7,189
Ratios of expenses to average net assets
Net expenses	1.43%	1.43%	1.35%	1.20%	1.20%
Total expenses	1.98%	1.63%	1.63%	1.31%	1.45%
Ratios of net investment income (loss) to average net assets
After advisory/administration fee waivers	(0.73)%	(1.12)%	(1.06)%	(1.00)%	0.14%
Before advisory/administration fee waivers	(1.28)%	(1.32)%	(1.34)%	(1.11)%	(0.11)%
Portfolio turnover rate	113%	115%	226%	587%	748%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

BlackRock

Global Resources Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is global resources, referring to the type of securities the managers will choose for this fund.

Lipper Natural Resources Funds Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. While the fund tends to emphasize smaller companies, from time to time it may emphasize companies of other sizes. The fund’s investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. These may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are below Standard & Poor’s BBB or Moody’s Baa rating categories, or their unrated equivalents). Split rated bonds will be considered to have the higher credit rating.

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or “high yield” securities commonly known to investors as “junk bonds.” Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Risk / Return Information

On January 31, 2005, the fund reorganized with the State Street Research Global Resources Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the fund in exchange for shares of the fund, which were then distributed to SSR Fund shareholders. For periods prior to January 31, 2005, the chart and table below show performance information for the SSR Fund, which had substantially similar investment goals and strategies as the fund. The chart and table give you a picture of long-term performance for Institutional Shares. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the performance to that of the Lipper Natural Resources Funds Index and the S&P 500® Index, recognized unmanaged indices of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If certain expenses had not been waived or reimbursed during these periods, returns would have been lower.

The performance of the Institutional Shares of the fund prior to January 31, 2005 is based on the performance of the S Shares of the SSR Fund.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Global Resources
Return Before Taxes	57.20%	55.22%	30.99%	22.63%	03/02/90
Return After Taxes on Distributions	53.40%	53.28%	30.00%	21.48%
Return After Taxes on Distributions and Sale of Shares	39.76%	48.51%	27.52%	20.12%
Lipper Natural Resources (Reflects no deduction for fees, expenses or taxes)	46.41%	35.72%	15.18%	14.80%	N/A
S&P 500® (Reflects no deduction for fees, expenses or taxes)	4.91%	14.39%	0.55%	9.08%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the SSR Fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.75%
Other expenses	.24%
Total annual fund operating expenses	.99%
Fee waivers and expense reimbursements[1]	– –
Net expenses[1]	.99%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.04% of average daily net assets until February 1, 2007. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$101	$315	$547	$1,213

Fund Management

The fund management team is led by Daniel J. Rice III, Managing Director at BlackRock Advisors, Inc. (BlackRock), and Denis J. Walsh III, CFA, Managing Director at BlackRock.

Mr. Rice and Mr. Walsh joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1984.

Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows financial performance for the periods indicated. For periods prior to January 31, 2005, the table shows performance information for the SSR Fund, which reorganized with the fund on that date. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP (for periods through June 30, 2002) and Deloitte & Touche LLP (for periods after June 30, 2002). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Global Resources Portfolio

	For the Period 3/01/05 to 9/30/05	Period 7/1/04 through 2/28/05	Year Ended 6/30/04[1,2]	Year Ended 6/30/03[2]	Year Ended 6/30/02[2,3]	Year Ended 6/30/01[2,3]
Net asset value at beginning of period	$58.80	$41.25	$26.85	$23.51	$22.13	$17.21

Income from investment operations
Net investment income	0.15 [4]	(0.08)	0.27	(0.04)	(0.09)	(0.18)
Net gain (loss) on investments (both realized and unrealized)	20.67	19.52	14.78	3.38	1.47	5.10

Total from investment operations	20.82	19.44	15.05	3.34	1.38	4.92

Less distributions
Distributions from net investment income	– –	(0.34)	(0.65)	– –	– –	– –
Distribution from net realized gains	– –	(1.55)	– –	– –	– –	– –

Total distributions	– –	(1.89)	(0.65)	– –	– –	– –

Net asset value at end of period	$79.62	$58.80	$41.25	$26.85	$23.51	$22.13

Total Return	35.41%[5]	47.95%	56.49%	14.21%	6.24%	28.59%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$40,906	$29,188	$20,044	$10,144	$7,995	$6,935
Ratios of expenses to average net assets
Net expenses	1.04%[6]	1.01%[6]	1.04%	1.30%	1.43%	1.31%
Total expenses	1.18%[6]	1.02%[6]	1.04%	1.31%	1.44%	1.33%
Ratios of net investment income (loss) to average net assets
After advisory/administration fee waivers	0.42%[6]	(0.16)%[6]	0.79%	(0.20)%	(0.42)%	(0.89)%
Before advisory/administration fee waivers	0.28%[6]	(0.17)%[6]	0.79%	(0.20)%	(0.42)%	(0.89)%
Portfolio turnover rate	9%	22%	27%	33%	38%	38%

[1]	During the year ended June 30, 2004, the SSR Fund’s distributor made restitution payments to the fund as part of a settlement with NASD. These payments increased net realized and unrealized gain by $0.02 per share, and increased total return by 0.16%.
[2]	Per-share figures have been calculated using the average shares method.
[3]	Audited by other auditors.
[4]	Calculated using the average shares outstanding method.
[5]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[6]	Annualized.

BlackRock

All-Cap Global Resources Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Style: Refers to the guiding principles of a mutual fund’s investment choices. The investment style of this fund is global resources, referring to the type of securities the managers will choose for this fund.

Lipper Natural Resources Funds Index: An equally weighted index of typically the 30 largest mutual funds within its respective investment objective.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Split Rated Bond: A bond that receives different ratings from two or more rating agencies.

Investment Goal

The fund seeks to provide long-term growth of capital.

Primary Investment Strategies

Under normal market conditions, the fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources, and companies that provide related services. The sector includes, but is not limited to, industries such as integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, metal production, forest products, paper products, chemicals, building materials, coal, alternative energy sources and environmental services. The fund will concentrate its investments (i.e., invest more than 25% of its assets) in energy or natural resources companies. The fund may invest without limit in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. It expects to invest primarily in developed markets, but may also invest in emerging markets.

In selecting investments, the fund looks for companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The fund does not limit its investments to companies of any particular size, and may invest in securities of companies with small to large capitalizations. The fund’s investments may include common and preferred stock, securities convertible into common and preferred stock, warrants and depositary receipts.

The fund reserves the right to invest up to 20% of total assets in other U.S. and foreign investments. These may include stocks of companies not associated with energy or natural resources. These may also include debt securities, although the fund may not invest more than 10% of total assets in junk bonds (bonds that are below Standard & Poor’s BBB or Moody’s Baa rating categories, or their unrated equivalents). Split rated bonds will be considered to have the higher credit rating.

The fund generally will sell a stock when, in the management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund’s strategy of concentrating in energy and natural resources companies means that its performance will be closely tied to the performance of a particular market segment. Because the fund is concentrated in these companies, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.

In addition, many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for the fund. The fund may invest in non-investment grade or “high yield” securities commonly known to investors as “junk bonds.” Non-investment grade securities carry greater risks than investment grade securities, which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. Also, the market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice. The market could also be hurt by legal or tax changes.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The fund is a non-diversified portfolio under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the fund more than it would a diversified fund’s.

Expenses and Fees

The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee*	2.0%
(as a percentage of amount redeemed)

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.75%
Other expenses	.48%
Total annual fund operating expenses	1.23%
Fee waivers and expense reimbursements[1]	.19%
Net expenses[1]	1.04%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.04% of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$106	$372	$657	$1,472

Fund Management

The fund management team is led by Denis J. Walsh III, CFA, Managing Director at BlackRock Advisors, Inc. (BlackRock), and Daniel J. Rice III, Managing Director at BlackRock.

Mr. Rice and Mr. Walsh joined BlackRock following the merger with State Street Research & Management (SSRM) in 2005. Prior to joining BlackRock, Mr. Rice had been a Senior Vice President and a portfolio manager of the State Street Research Global Resources Fund since its inception in March 1990. He was employed by SSRM beginning in 1984.

Prior to joining BlackRock, Mr. Walsh was a Managing Director and was an energy analyst for the State Street Research Global Resources Fund beginning in 1999. He was also a member of the portfolio management team for the SSR Large Cap Analyst Fund and has worked as an investment professional in equity research since 1979.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the period indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP. Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Shares Outstanding Throughout the Period)

All-Cap Global Resources

For the Period 2/16/05[1] through 9/30/05
Net asset value at beginning of period	$10.00

Income from investment operations
Net investment income	0.02 [2]
Net gain on investments (both realized and unrealized)	3.54

Total from investment operations	3.56

Net asset value at the end of period	$13.56

Total return	35.60%[3]
Ratios/Supplemental data
Net assets at end of period (in thousands)	$92,147
Ratios of expenses to average net assets
Net expenses	1.04%[4]
Total expenses	1.54%[4]
Ratios of net investment income (loss) to average net assets
After advisory/administration fee waivers	0.25%[4]
Before advisory/administration fee waivers	(0.25)%[4]
Portfolio turnover rate	12%

[1]	Commencement of operations of share class.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption Fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.
[4]	Annualized.

BlackRock

U.S. Opportunities Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

S&P/Citigroup Extended Market Index U.S.: An unmanaged index comprised of smaller-capitalization U.S. stocks representing the bottom 20% of available market capital, with a minimum market capitalization of at least $100 million.

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation. Although a universal definition of emerging capitalization companies does not exist, the fund generally defines these companies as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index U.S. stocks (between approximately $36 million and $13.7 billion as of December 31, 2005). In the future, the fund may define emerging capitalization companies using a different index or classification system. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred stock. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The fund generally will sell a stock when, in the management team’s opinion, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities (commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks it believes to have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Institutional Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the S&P/Citigroup Extended Market Index U.S., a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

In December 2002 the fund changed its primary investment strategies and, therefore, the fund’s performance prior to that date does not reflect the fund’s current investment style.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
U.S. Opportunities
Return Before Taxes	14.62%	26.09%	1.12%	20.15%	05/01/98
Return After Taxes on Distributions	14.62%	26.09%	0.97%	17.71%
Return After Taxes on Distributions and Sale of Shares	9.50%	22.85%	0.85%	16.63%
S&P/Citigroup EMI U.S. (Reflects no deduction for fees, expenses or taxes)	9.42%	23.09%	9.38%	8.03%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include fees paid by the fund for other expenses such as administration, transfer agency, custody, professional fees and registration fees.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

One factor impacting the fund’s total return to date was its investments in IPOs and companies that had recently gone public. There is no assurance that the fund’s investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	1.10%
Other expenses	.40%
Total annual fund operating expenses	1.50%
Fee waivers and expense reimbursements[1]	.41%
Net expenses[1]	1.09%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.09% of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$111	$434	$780	$1,755

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, Inc. (BlackRock), and Jean M. Rosenbaum, CFA, Managing Director at BlackRock.

Mr. Callan, senior portfolio manager, is the head of the BlackRock Global Opportunities Team and is the manager and strategist for all of the team’s portfolios. He is a member of the BlackRock Equity Operating Committee and Equity Investment Strategy Group. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with the PNC Asset Management Group.

Ms. Rosenbaum and Mr. Callan have been managers of the fund since September 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

U.S. Opportunities Portfolio

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$20.34	$16.56	$13.06	$17.76	$45.41

Income from investment operations
Net investment income (loss)	(0.15)[2]	(0.17)[2]	(0.16)	(0.23)[2]	0.04
Net gain (loss) on investments (both realized and unrealized)	5.37	3.95	3.66	(4.06)	(17.61)

Total from investment operations	5.22	3.78	3.50	(4.29)	(17.57)

Less distributions
Distributions from net investment income	– –	– –	– –	(0.41)	– –
Distributions from net realized gains	– –	– –	– –	– –	(10.08)

Total distributions	– –	– –	– –	(0.41)	(10.08)

Net asset value at end of period	$25.56	$20.34	$16.56	$13.06	$17.76

Total return	25.66%[3]	22.83%[3]	26.80%	(25.04)%	(46.34)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$6,390	$6,074	$7,235	$10,867	$35,869
Ratios of expenses to average net assets
Net expenses	1.60%	1.60%	1.52%	1.45%	1.45%
Total expenses	1.73%	1.65%	1.59%	1.49%	1.47%
Ratios of net investment income (loss) to average net assets
After advisory/administration fee waivers	(0.65)%	(0.92)%	(0.87)%	(1.23)%	0.15%
Before advisory/administration fee waivers	(0.78)%	(0.97)%	(0.94)%	(1.27)%	0.14%
Portfolio turnover rate	94%	106%	248%	361%	402%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fee of 2.00% received by the Portfolio is reflected in total return calculations. There was no impact to the return.

BlackRock

Global Opportunities Portfolio

IMPORTANT DEFINITIONS

Asset-Backed Securities: Bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds: Debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities.

Commercial Mortgage-Backed Securities (CMBS): Bonds that are backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages.

Dollar Rolls: A dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

Investment Goal

The Fund’s investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

The fund will invest at least 75% of its total assets in global equity securities of any market capitalization. Initially, the management team expects up to 20% of the fund’s equity investments may be invested in issuers based in the United States; however this percentage will vary over time. The fund will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the U.S. The fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The fund may also invest up to 25% of its total assets in global fixed income securities including emerging market debt. Investment in fixed income securities will be made purely on an opportunistic basis. The fund’s fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). From time to time, the fund may invest in shares of companies through initial public offerings (IPOs). The fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.-dollar based on a hedged or unhedged basis. The fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

With respect to its equity investments, the fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock of any rating.

The fund management team uses a multi-factor screen to identify securities that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been relative value and earnings estimate revisions.

The fund generally will sell a security when, in the management team’s opinion, it reaches its price target, or there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

IMPORTANT DEFINITIONS

High Yield Bonds:   Sometimes referred to as “junk bonds,” these are debt securities which are rated lower than investment grade (below the fourth highest rating of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade:  Securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the fund manager to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Mortgage-Backed Securities: Asset-backed securities based on a particular type of asset, a mortgage. There are a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

S&P/Citigroup Global Broad Market Index:  The all-encompassing S&P/Citigroup Global index is known as the Broad Market Index (BMI). The BMI measures the performance of the entire universe of investable securities greater than USD 100 million. The BMI is segmented into two size components: the Primary Market Index (PMI), and the Extended Market Index (EMI). The PMI defines the large-cap universe, representing the top 80% of BMI market capitalization for each listed country. The EMI defines the small-cap universe for each country, representing the remaining 20%.

Split Rated Bond:  A bond that receives different ratings from two or more rating agencies.

Technical Analysis:  The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

Total Return:  A way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by the fixed income investment management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

As part of its normal operations, the fund may hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subjected to wider price movements than comparable investments in U.S. companies. There is also less regulation of non-U.S. securities markets.

Political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Two risks of investing in the fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund.

The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes.

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

The fund makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Because market conditions can vary, this fund’s performance may be better or worse than other funds with different investment styles. For example, in some markets a fund holding exclusively U.S. securities may outperform this fund.

While the management team chooses stocks it believes to have potential for capital appreciation, there is no guarantee that the investments will increase in value or that they won’t decline.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return. This interest expense may be greater than the fund’s return on the underlying investment.

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	.90%
Other expenses[1]	.80%
Total annual fund operating expenses	1.70%
Fee waivers and expense reimbursements[2]	.35%
Net expenses[2]	1.35%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	The fund is newly organized and, accordingly, “Other expenses” are based on estimated amounts for the current fiscal year.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.35% of average daily net assets until February 1, 2007. The fund may have to repay some of those waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$137	$502

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, Inc. (BlackRock), Michael D. Carey, CFA, a Director at BlackRock, Jean M. Rosenbaum, CFA, a Managing Director at BlackRock, Erin Xie, PhD, a Managing Director at BlackRock, and Andrew Gordon, Managing Director of BlackRock Financial Management, Inc. (BFM) since 1996.

Mr. Callan, senior portfolio manager, is head of BlackRock Global Opportunities Team and is the manager and strategist for all of the team’s portfolios. He is a member of the BlackRock Equity Operating Committee and Equity Investment Strategy Group. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group (PNC), which he joined in 1992.

Mr. Carey is a member of the BlackRock Global Opportunities Team. He is a portfolio manager for international small cap equity portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with PNC. He began his career as a fixed income analyst with PNC in 1992.

Ms. Rosenbaum is a member of the BlackRock Global Opportunities Team. She is a portfolio manager for the U.S. opportunities portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a health care analyst with PNC.

Ms. Xie is a member of the BlackRock Global Opportunities Team. Prior to joining BlackRock in 2005, she was a Senior Vice President and portfolio manager with State Street Research & Management (SSRM) responsible for managing the State Street Research Health Sciences Fund. Prior to joining SSRM in 2001, Ms. Xie was a research associate with Sanford Bernstein & Company covering the pharmaceutical industry.

Mr. Gordon is the head of the global bond team and a member of the Investment Strategy Group. His primary responsibilities include developing and implementing strategies in the non-dollar and emerging markets sectors of the fixed income markets. Prior to joining BFM in 1996, Mr. Gordon, as principal, was responsible for developing strategies for a small relative value global fixed income hedge fund. Prior to that, he had an eight-year affiliation with CS First Boston, where he pioneered the firm’s international fixed income research effort.

Mr. Callan, Mr. Carey, Ms. Rosenbaum, Ms. Xie and Mr. Gordon have been managers of the fund since inception.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

BlackRock

International Opportunities Portfolio

IMPORTANT DEFINITIONS

Earnings Growth: The rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth may cause share prices to increase.

Emerging Market Stocks: Stocks issued by companies located in countries with emerging economies or securities markets. The list of emerging market countries includes, among others: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Fundamentals: “Fundamental” information about a company (such as its income statement, balance sheet, earnings and sales history, products and management).

S&P/Citigroup Extended Market Index Global Ex-U.S.: An unmanaged index comprised of smaller-capitalization stocks of both developed and emerging market countries. Index stocks represent the bottom 20% of available market capital for each individual country, with a minimum market capitalization of at least the local equivalent of US$100 million.

The fund is closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs or certain discretionary wrap fee programs that have current accounts.

Investment Goal

The fund seeks long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by international emerging capitalization companies (defined as those with market capitalizations equal to those within the universe of S&P/Citigroup Extended Market Index Global Ex-U.S. stocks). The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. From time to time the fund may invest in shares of companies through initial public offerings (IPOs).

The fund management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The fund generally will sell a stock when, in the management team’s opinion, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The team uses a broad set of quantitative tools to enhance the timing of purchase or sell decisions.

It is possible that in extreme market conditions the fund temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the fund’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions

IMPORTANT DEFINITIONS

Technical Analysis: The study and interpretation of securities in order to predict future trends. The technical tools used by the management team include: trending indicators such as moving averages and non-trending indicators such as cash flow and relative strengths.

improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the fund’s opportunity to achieve its investment goal.

As part of its normal operations, the fund may also hold high quality money market securities pending investments or when it expects to need cash to pay redeeming shareholders. The fund will not deviate from its normal strategies if it holds these securities pending investments.

The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell an instrument at a specific price on a specific date. The primary purpose of using derivatives is to attempt to reduce risk to the fund as a whole (hedge) but they may also be used to maintain liquidity and commit cash pending investment. The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns. The fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies.

The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money.

The fund may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund’s investment than if the fund held the securities of larger, more established companies.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

In addition, political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

While the management team chooses stocks they believe have above-average earnings growth potential, there is no guarantee that the investments will increase in value or that they won’t decline.

The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

The expenses of the fund can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad is usually higher.

High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Institutional Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the S&P/Citigroup Extended Market Index Global Ex-U.S., a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	Since Inception	Inception Date[1]
International Opportunities
Return Before Taxes	32.21%	34.77%	14.48%	20.88%	09/26/97
Return After Taxes on Distributions	31.74%	34.58%	14.38%	19.61%
Return After Taxes on Distributions and Sale of Shares	21.85%	30.73%	12.77%	18.01%
S&P/Citigroup EMI Global Ex-U.S. (Reflects no deduction for fees, expenses or taxes)	22.00%	34.72%	14.20%	9.15%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

One factor impacting the fund’s total return to date was its investment in IPOs and companies that had recently gone public. There is no assurance that the fund’s investments in IPOs or newly-public companies will have the same impact on performance in the future as they did in the past.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses

(Expenses that are deducted from fund assets)

Advisory fees	1.00%
Other expenses	.36%
Total annual fund operating expenses	1.36%
Fee waivers and expense reimbursements[1]	– –
Net expenses[1]	1.36%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to 1.45% of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$138	$431	$745	$1,635

Fund Management

The fund management team is led by Thomas P. Callan, CFA, Managing Director at BlackRock Advisors, Inc. (BlackRock), and Michael D. Carey, CFA, Director at BlackRock.

Mr. Callan, senior portfolio manager, is head of the BlackRock Global Opportunities Team and is the manager and strategist for all of the team’s portfolios. He is a member of the BlackRock Equity Operating Committee and Equity Investment Strategy Group. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992.

Mr. Carey is a member of the BlackRock Global Opportunities Team. He is a portfolio manager for international small cap equity portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with the PNC Asset Management Group. He began his career as a fixed income analyst with PNC in 1992.

Mr. Callan has been a manager of the fund since April 1999 and Mr. Carey since January 2002.

The Statement of Additional Information (SAI) provides additional information about the fund managers’ compensation, other accounts managed by the fund managers, and the fund managers’ ownership of securities in the fund.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

International Opportunities Portfolio

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$24.44	$19.96	$15.22	$14.86	$22.54

Income from investment operations
Net investment income	0.53[2]	0.08 [2]	– –	0.05	0.30
Net gain (loss) on investments (both realized and unrealized)	9.68	4.41	4.73	0.27	(7.93)

Total from investment operations	10.21	4.49	4.73	0.32	(7.63)

Less distributions
Distributions from net investment income	(0.32)	(0.02)	– –	– –	– –
Distributions from net realized gains	– –	– –	– –	– –	(0.05)

Total distributions	(0.32)	(0.02)	– –	– –	(0.05)

Redemption fees added to paid-in capital	0.01	0.01	0.01	0.04	– –

Net asset value at end of period	$34.34	$24.44	$19.96	$15.22	$14.86

Total return	42.13%[3]	22.54%[4]	31.14%[5]	2.42%	(33.93)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$216,070	$96,535	$57,950	$54,164	$60,531
Ratios of expenses to average net assets
Net expenses	1.45%	1.45%	1.41%	1.33%	1.33%
Total expenses	1.51%	1.58%	1.51%	1.43%	1.40%
Ratios of net investment income to average net assets
After advisory/administration fee waivers	1.81%	0.31%	0.42%	0.27%	1.36%
Before advisory/administration fee waivers	1.75%	0.17%	0.32%	0.17%	1.30%
Portfolio turnover rate	86%	98%	72%	104%	207%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fee of 2.00% received by Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 4 basis points.
[4]	Redemption fee of 2.00% received by Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 5 basis points.
[5]	Redemption fee of 2.00% received by Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 6 basis points.

BlackRock

Index Equity Portfolio

IMPORTANT DEFINITIONS

Equity Security: A security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

Index Investing: An investment strategy involving the creation of a portfolio tailored to closely match the composition and investment performance of a specific stock or bond market index. Index funds offer investors diversification among securities, low portfolio turnover and relative predictability of portfolio composition. The Index Master Portfolio engages in index investing.

Large Capitalization Companies: Capitalization refers to the market value of the company and is calculated by multiplying the number of shares outstanding by the current price per share. Larger companies may be more likely to have the staying power to get them through all economic cycles; however their size may also make them less flexible and innovative than smaller companies.

S&P 500® Index: The Standard & Poor’s Composite Stock Price Index, an unmanaged index of 500 stocks, most of which are listed on the New York Stock Exchange. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities.

Investment Goal

The fund’s investment goal is to approximate the Investment performance of S&P 500® index, in terms of its total investment return.

Primary Investment Strategies

In pursuit of this goal, the fund invests all of its assets indirectly, through The U.S. Large Company Series (the Index Master Portfolio) of The DFA Investment Trust Company, in the stocks of the S&P 500® Index using a passive investment style that seeks to approximate the returns of the S&P 500® Index. The Index Master Portfolio, under normal market conditions, invests at least 95% of its total assets in substantially all the stocks of the S&P 500® Index in approximately the same proportion as they are represented in the Index. Given the impact on prices of securities affected by the reconstitution of the S&P 500® Index around the time of a reconstitution date, the Index Master Portfolio may purchase or sell securities that may be impacted by the reconstitution before or after the reconstitution date of the S&P 500® Index.

The Index Master Portfolio may invest some of its assets generally not more than 5% of net assets) in certain short-term fixed income securities pending investment or to pay redeeming shareholders.

The Index Master Portfolio may, to the extent consistent with its investment goal, invest in index futures contracts and options on index futures contracts, commonly known as derivatives, to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The Index Master Portfolio can buy additional securities when borrowings are outstanding. This practice can have the effect of increasing the fund’s losses or gains.

Should the Fund’s Board of Trustees determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The investment goal of the Index Master Portfolio may not be changed without shareholder approval.

Key Risks

The main risk of any investment in stocks is that values fluctuate in price. The value of your investment can go up or down depending upon market conditions, which means you could lose money. There is no guarantee that the shares will increase in value or that they won’t decline.

Because different kinds of stocks go in and out of favor depending on market conditions, this fund’s performance may be better or worse than other funds with different investment styles. The Index Master Portfolio is not actively managed and poor performance of a stock will ordinarily not result in its elimination from the Index Master Portfolio. The Index Master Portfolio will remain fully invested in stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500® Index (including additions or deletions resulting from mergers, reorganizations and similar transactions), and, to the extent necessary, to provide cash to pay redeeming shareholders. The investment performance of the Index Master Portfolio and the fund (not taking into account fund expenses) is expected to approximate the investment performance of the S&P 500® Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall.

The Index Master Portfolio’s use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Index Master Portfolio’s investment adviser may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. The Index Master Portfolio can borrow money to buy additional securities. This practice can have the effect of increasing the fund’s losses or gains.

When you invest in this fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk / Return Information

The chart and table below give you a picture of the fund’s long-term performance for Institutional Shares. The information shows you how the fund’s performance has varied year by year and provides some indication of the risks of investing in the fund. The table compares the fund’s performance to that of the S&P 500®

Index, a recognized unmanaged index of stock market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. If BlackRock and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower.

As of 12/31

ANNUAL TOTAL RETURNS*

As of 12/31/05

AVERAGE ANNUAL TOTAL RETURNS*

	1 Year	3 Years	5 Years	10 Years	Inception Date[1]
Index Equity
Return Before Taxes	4.82%	14.23%	0.37%	8.84%	04/20/92
Return After Taxes on Distributions	4.56%	13.94%	0.03%	8.20%
Return After Taxes on Distributions and Sale of Shares	3.48%	12.29%	0.18%	7.46%
S&P 500® (Reflects no deduction for fees, expenses or taxes)	4.91%	14.39%	0.55%	9.08%	N/A
*	The chart and the table both assume reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
[1]	Inception date of the fund’s oldest class(es).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of fund assets.

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees) and may not reflect expenses of the fund after February 1, 2007.

Shareholder Fees

(Fees paid directly from your investment)

Redemption/Exchange Fee* (as a percentage of amount redeemed)	2.0%

Annual Fund Operating Expenses1

(Expenses that are deducted from fund assets)

Advisory fees	.025%
Other expenses	.175%
Total annual fund operating expenses	.20%
Fee waivers and expense reimbursements[2]	.02%
Net expenses[2]	.18%
*	Fee applies only to shares that are redeemed or exchanged within 90 days of purchase.
[1]	The Annual Fund Operating Expenses table and the Example reflect the expenses of both the Index Equity and Index Master Portfolios.
[2]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Institutional class expenses to .18% of average daily net assets until February 1, 2007. The fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion on these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$18	$62	$111	$253

Index Master Portfolio Management

Dimensional Fund Advisors Inc. (DFA) serves as investment advisor to the Index Master Portfolio. As such, DFA is responsible for the management of the Index Master Portfolio’s assets. The Index Master Portfolio is managed using a team approach. The investment team includes the Investment Committee of DFA, portfolio managers and all other trading personnel.

The Investment Committee is composed primarily of certain officers and directors of DFA who are appointed annually. As of the date of this prospectus, the Investment Committee has ten members. Investment decisions for the Index Master Portfolio are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to security types and brokers.

In accordance with the team approach used to manage the Index Master Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the Index Master Portfolio including running buy and sell programs based on the parameters established by the Investment Committee. The portfolio manager named below coordinates the efforts of all other portfolio managers and trading personnel with respect to the category of portfolios indicated. For this reason, DFA has identified Robert T. Deere as the individual primarily responsible for the day-to-day management of the Index Master Portfolio.

Mr. Deere is a Portfolio Manager and Vice President of DFA and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined DFA in 1991 and has been responsible for the domestic equity portfolios since 1994.

The Statement of Additional Information (SAI) provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Index Master Portfolio and Index Equity Portfolio shares.

Financial Highlights

The financial information in the table below shows the fund’s financial performance for the periods indicated. Certain information reflects results for a single fund share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP (for the fiscal years ended September 30, 2004 and later) and PricewaterhouseCoopers LLP (for the other fiscal years shown). Deloitte & Touche LLP has been appointed as the Fund’s independent registered public accountant for the current fiscal year. Deloitte & Touche LLP’s report, and the Fund’s audited financial statements, are included in the Fund’s 2005 annual report as filed on Form N-CSR, as it may be amended from time to time, which is available upon request (see back cover for ordering instructions).

FINANCIAL HIGHLIGHTS

(For an Institutional Share Outstanding Throughout Each Period)

Index Equity Portfolio

	Year Ended 9/30/05	Year Ended 9/30/04	Year Ended 9/30/03[1]	Year Ended 9/30/02[1]	Year Ended 9/30/01[1]
Net asset value at beginning of period	$21.49	$19.19	$15.69	$20.03	$27.59

Income from investment operations
Net investment income	0.45[2]	0.34 [2]	0.30	0.25	0.26
Net gain (loss) on investments (both realized and unrealized)	2.15	2.29	3.48	(4.34)	(7.63)

Total from investment operations	2.60	2.63	3.78	(4.09)	(7.37)

Less distributions
Distributions from net investment income	(0.46)	(0.33)	(0.28)	(0.25)	(0.19)
Distributions from net realized gains	– –	– –	– –	– –	– –

Total distributions	(0.46)	(0.33)	(0.28)	(0.25)	(0.19)

Net asset value at end of period	$23.63	$21.49	$19.19	$15.69	$20.03

Total return	12.17%[3]	13.71%[3]	24.20%	(20.65)%	(26.78)%
Ratios/Supplemental data
Net assets at end of period (in thousands)	$595,050	$546,947	$618,249	$741,161	$557,845
Ratios of expenses to average net assets
Net expenses	0.18%[4]	0.18%[4]	0.18%[4]	0.18%[4]	0.18%[4]
Total expenses	0.37%[4]	0.36%[4]	0.37%[4]	0.33%[4]	0.33%[4]
Ratios of net investment income to average net assets
After advisory/administration fee waivers	1.95%	1.56%	1.63%	1.35%	1.11%
Before advisory/administration fee waivers	1.76%	1.38%	1.44%	1.20%	0.96%
Portfolio turnover rate	7%[5]	2%[6]	10%[7]	6%[8]	8%[9]

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
[4]	Including expenses allocated from the U.S. Large Company Series of The DFA Investment Trust Company of 0.06% for the years ended 9/30/01 through 9/30/05.
[5]	For period December 1, 2004 through September 30, 2005.
[6]	For period December 1, 2003 through September 30, 2004.
[7]	For period December 1, 2002 through September 30, 2003.
[8]	For period December 1, 2001 through September 30, 2002.
[9]	For period December 1, 2000 through September 30, 2001.

About Your Investment

Buying Shares

Institutional Shares are offered without a sales charge to:

■	Institutional and individual investors with a minimum investment of $2 million
■	Trust departments of PNC Bank and its affiliates on behalf of clients for whom the bank:
■	acts in a fiduciary capacity (excluding participant-directed employee benefit plans)
■	otherwise has investment discretion or
■	acts as custodian for at least $2 million in assets
■	Registered investment advisers with a minimum investment of $250,000

Purchase orders may be placed by calling (800) 441-7762.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of each fund as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a fund may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

Each fund’s assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, each fund values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the fund will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the fund calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the fund will use what it believes to be the fair value of the security as of the time the fund calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund’s NAV. As a result, a fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, you will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

■	$2 million for institutions and individuals
■	$250,000 for registered investment advisers

There is no minimum requirement for later investments. The Fund does not accept third party checks as payment for shares.

The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any fund at any time.

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

In accordance with the Plan, Institutional shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (Service Organizations) pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to its transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Master-Feeder Structure

The Index Equity Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, invests all of its assets in the Index Master Portfolio. The Index Equity Portfolio may withdraw its investment in the Index Master Portfolio at any time on 30 days notice to the Index Master Portfolio if the Board of Trustees of the Fund determines that it is in the best interest of the Index

Equity Portfolio to do so. Upon withdrawal, the Board of Trustees would consider what action to take. It might, for example, invest all the assets of the Index Equity Portfolio in another mutual fund having the same investment goal as the Index Equity Portfolio or hire an investment adviser to manage the Index Equity Portfolio’s assets.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable redemption/exchange fee. See “Market Timing and Redemption/Exchange Fees” below. The Fund, its administrators and the distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the funds’ custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the funds’ custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a fund. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic market changes telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PFPC, Inc., P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption/Exchange Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a fund and its shareholders. For example, large flows of cash into and out of a fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the fund’s investment goal. Frequent trading may cause a fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a fund’s performance.

A fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of fund shares that it determines may be detrimental to a fund or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of fund shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of fund shares. It is not expected that shareholders would be harmed by such legitimate activities.

If the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption/exchange fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated are not known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the funds. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of the equity funds will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 90 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). Each of the High Yield Bond and International Bond Portfolios will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 90-day period, or 30-day period, as the case may be, begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption/exchange fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption/exchange fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption/exchange fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified retirement plan or account; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund's Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the second paragraph in the section “Selling Shares” above,
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder’s account in any fund at any time if the net asset value of the account in such fund falls below the required minimum investment as the result of a redemption. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 30 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

BlackRock Funds’ adviser is BlackRock Advisors, Inc. (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with $452.7 billion of assets under management as of December 31, 2005. BlackRock, Inc. is a majority-owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser for the Asset Allocation Portfolio and for a portion of the assets of the Global Opportunities Portfolio. BlackRock International, Ltd. (BIL), an affiliate of BlackRock located at 40 Torphichen Street, Edinburgh, Scotland EH3 8JB, acts as sub-adviser for the International Opportunities Portfolio. The only fund not managed by BlackRock is the Index Equity Portfolio, which invests all of its assets in the Index Master Portfolio. The Index Master Portfolio is advised by Dimensional Fund Advisors Inc. (DFA), located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. DFA was organized in May 1981 and provides investment management services to institutional investors. As of November 30, 2005, DFA had $84 billion in assets under management.

IMPORTANT DEFINITIONS

Adviser: The adviser of a mutual fund is responsible for the overall investment management of the fund. The adviser for BlackRock Funds is BlackRock Advisors, Inc. The adviser for the Index Master Portfolio is Dimentional Fund Advisors Inc.

Sub-Adviser: The sub-adviser of a fund is responsible for its day-to-day management and will generally make all buy and sell decisions. Sub-advisers also provide research and credit analysis. The sub-adviser for the Asset Allocation and Global Opportunities Portfolios is BlackRock Financial Management, Inc. The sub-adviser for the International Opportunities Portfolio is BlackRock International, Ltd.

For their investment advisory and sub-advisory services, BlackRock, BFM, BIL and DFA, as applicable, are entitled to fees computed daily on a fund-by-fund basis and payable monthly. For the fiscal year ended September 30, 2005, the aggregate advisory fees paid by the funds to BlackRock, as a percentage of average daily net assets were:

Investment Trust	.42%
Large Cap Value Equity	.50%
Large Cap Growth Equity	.37%
Dividend Achievers™	.06%
Legacy	.65%
Mid-Cap Value Equity	.67%
Mid-Cap Growth Equity	.76%
Aurora	.82%
Small/Mid-Cap Growth Equity	.74%
Small Cap Value Equity	.55%
Small Cap Core Equity	.65%
Small Cap Growth Equity	.55%
Asset Allocation	.51%
Health Sciences	.75%
Global Science & Technology Opportunities	.51%
Global Resources	.75%
All-Cap Global Resources	.41%
U.S. Opportunities	1.10%
International Opportunities	1.00%

For the fiscal year ended November 30, 2005, the Index Master Portfolio paid DFA an aggregate advisory fee of .025% of average daily net assets.

The total annual advisory fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Total Annual Advisory Fee for the Large Cap Value Equity, Large Cap Growth Equity, Dividend AchieversTM, Small Cap Value Equity, Small Cap Growth Equity and Asset Allocation Portfolios and the Investment Trust (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.550%
$1 billion-$2 billion	.500%
$2 billion-$3 billion	.475%
more than $3 billion	.450%

Total Annual Advisory Fee for the Legacy Portfolio

(Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.650%
$1 billion-$2 billion	.600%
$2 billion-$3 billion	.575%
more than $3 billion	.550%

Total Annual Advisory Fee for the Mid-Cap Value Equity and Mid-Cap Growth Equity Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.800%
$1 billion-$2 billion	.700%
$2 billion-$3 billion	.675%
more than $3 billion	.625%

Total Annual Advisory Fee for the Aurora Portfolio

(Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.850%
$1 billion-$2 billion	.800%
$2 billion-$3 billion	.750%
more than $3 billion	.700%

Total Annual Advisory Fee for the Global Science & Technology Opportunities and Global Opportunities Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.900%
$1 billion-$2 billion	.850%
$2 billion-$3 billion	.800%
more than $3 billion	.750%

Total Annual Advisory Fee for the Small/Mid-Cap Growth, Health Sciences, Global Resources and All-Cap Global Resources Portfolios (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	.750%
$1 billion-$2 billion	.700%
$2 billion-$3 billion	.675%
more than $3 billion	.650%

Total Annual Advisory Fee for the International Opportunities Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	1.00%
$1 billion-$2 billion	.950%
$2 billion-$3 billion	.900%
more than $3 billion	.850%

Total Annual Advisory Fee for the U.S. Opportunities Portfolio (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
First $1 billion	1.10%
$1 billion-$2 billion	1.05%
$2 billion-$3 billion	1.025%
more than $3 billion	1.00%

The Small Cap Core Equity Portfolio pays BlackRock a maximum annual advisory fee of 1.00% of its average daily net assets.

The Index Master Portfolio pays DFA a maximum annual advisory fee of .025% of its average daily net assets.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund’s investment advisory contracts is available in the Fund’s semi-annual report to shareholders (or, with respect to the Global Opportunities Portfolio, the SAI) .

Information about the portfolio manager for each of the funds is presented in the appropriate fund section.

As discussed above, BlackRock has agreed contractually to cap net expenses (excluding interest expense, taxes, brokerage commissions and extraordinary expenses, if any) of each share class of each fund at the levels shown in each fund’s expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

With respect to the Large Cap Growth Equity, Dividend AchieversTM, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology Opportunities, All-Cap Global Resources, U.S. Opportunities, Global Opportunities, International Opportunities and Index Equity Portfolios, if within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the fund’s investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Dividends and Distributions

BlackRock Funds makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a fund are paid within ten days after the end of each quarter. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a fund at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the fund unless you instruct PFPC Inc. in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in a fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in December, but paid in January are taxable as if they were paid in December.

The Index Equity Portfolio seeks to achieve its investment goal by investing all of its assets in the Index Master Portfolio (which is taxable as a partnership for federal income tax purposes). The Index Equity Portfolio is allocated its distributive share of the income (including qualified dividend income), gains (including capital gains), losses, deductions and credits of the Index Master Portfolio. The Index Equity Portfolio’s distributive share of such items, plus gain (or minus loss), if any, on the redemption of shares of the Index Master Portfolio, less the Index Equity Portfolio’s expenses incurred in operations, will constitute the Index Equity Portfolio’s net income from which dividends are distributed as described above.

Taxation of Distributions

Distributions paid out of a fund’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, other than exempt-interest dividends, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Your annual tax statement from the Fund will present in detail the tax status of your distributions for each year.

If more than half of the total asset value of a fund is invested in non-U.S. stock or securities, the fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes in computing your taxable income.

Distributions paid by a fund with respect to certain qualifying dividends received by the fund from domestic corporations may be eligible for the corporate dividends received deduction.

If you do not provide a fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Important Notice Regarding Delivery of Shareholder Documents

The funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)  Access the BlackRock website at

     http://www.blackrock.com/edelivery

2)  Log into your account

For more information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the funds’ investments. The annual report describes the funds’ performance, lists portfolio holdings, and discusses recent market conditions, economic trends and fund investment strategies that significantly affected the funds’ performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated January 31, 2006, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or (800) 441-7762.

World Wide Web

Access general fund information and specific fund performance, including SAI and annual/semi-annual reports, free of charge. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com/funds

Written Correspondence

BlackRock Funds

c/o PFPC Inc.

PO Box 9819

Providence, RI 02940-8019

Overnight Mail

BlackRock Funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals

8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday.

Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC Web site (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-EQ-INST 06